Collateral is or includes Fixtures

                                TRUST MORTGAGE

                                     FROM

                         AGREE FACILITY NO. I, L.L.C.

                                  As grantor

                                      TO

                   MANUFACTURERS AND TRADERS TRUST COMPANY

                                  as trustee


                          Dated as of June 28, 1999

                           Prepared by and Mail to:

                           Rodney J. Dillman, Esq.
                           Day, Berry & Howard LLP
                                 CityPlace I
                           Hartford, CT 06103-3499










                              TABLE OF CONTENTS

                                                                         Page

PRELIMINARY STATEMENT.......................................................1
GRANTING CLAUSES............................................................1
Granting Clause First.......................................................2
Granting Clause Second......................................................2
Granting Clause Third.......................................................3

ARTICLE 1 - Definitions.....................................................3
         "Assignment".......................................................4
         "Base Rent"........................................................4
         "Business Day".....................................................4
         "Chesterfield Lease"...............................................4
         "Collection Account" ..............................................4
         "Condemnation Gap Policy"..........................................4
         "Corporate Trust Office"...........................................4
         "default"..........................................................4
         "Determination Date"...............................................4
         "Environmental Report".............................................4
         "Environmental Laws" ..............................................4
         "Environmental Policy".............................................5
         "Event of Default".................................................5
         "ERISA"  ..........................................................5
         "Grand Blanc Lease"................................................5
         "Grant"  ..........................................................5
         "Hazardous Substance"..............................................5
         "Improvements".....................................................5
         "Indenture"........................................................5
         "Installment Payment(s)"...........................................5
         "Installment Payment Dates"........................................6
         "Institutional Investor"...........................................6
         "Land Parcel" and Land Parcels"....................................6
         "Leases" ..........................................................6
         "Lessee" ..........................................................6
         "Lien of this Indenture"...........................................6
         "Majority Registered Owners".......................................6
         "Make-Whole Premium"...............................................6
         "Note Agreement"...................................................7
         "Note Purchaser"...................................................7
         "Notes"  ..........................................................7
         "outstanding"......................................................7
         "Outstanding Principal Amount".....................................7
         "Overdue Rate".....................................................7
         "Owner"  ..........................................................7
         "Parking Reserve Amount"...........................................8
         "Performance Bond".................................................8
         "Permitted Encumbrances"...........................................8
         "Permitted Investments"............................................8
         "Person" ..........................................................9
         "Pontiac Lease"....................................................9
         "Property".........................................................9
         "Radius Agreement".................................................9
         "Register".........................................................9
         "Registered Owner".................................................9
         "Reinvestment Yield"...............................................9
         "Reserve Account".................................................10
         "Structural Reserve Amount".......................................10
         "Subordination Agreement".........................................10
         "Trust Estate"....................................................10
         "Trustee".........................................................10
         "Waterford Lease".................................................10
ARTICLE 2 - The Notes......................................................10
         2.1      The Notes................................................10
         2.2      Execution of Notes.......................................11
         2.3      Home Office Payment......................................12
         2.4      Register.................................................12
         2.5      Registered Owners........................................13
         2.6      Certificate of Authentication............................13
         2.7      Transfer and Exchange of Notes...........................13
         2.8      New Notes................................................14
         2.9      Trustee as Agent.........................................15
ARTICLE 3 - Particular Covenants...........................................15
         3.1      Title to the Property....................................15
         3.2      Further Assurances.......................................15
         3.3      Recording................................................15
         3.4      Payment of the Notes.....................................16
         3.5      The Leases; the Assignment; Documents
                  of Record Affecting the Property.........................16
         3.6      Existence; Compliance with Laws..........................17
         3.7      After-acquired Property..................................17
         3.8      Taxes....................................................18
         3.9      Insurance................................................19
         3.10     Advances by the Trustee..................................21
         3.11     Negative Covenants.......................................22
         3.12     Base Rent................................................22
         3.13     Books and Records; Financial Statements;
                  Notice of Default........................................23
         3.14     Maintenance and Repair...................................23
         3.15     Trustee Fees.............................................23
         3.16     Environmental Condition..................................24
         3.17     Conduct as Separate Entity...............................27
ARTICLE 4 - Possession, Use and Release of the Property....................27
         4.1      Lease Termination........................................27
         4.2      Condemnation.............................................28
         4.3      Transfer of Owner's Interest in the Property.............28
ARTICLE 5 - Application of Moneys..........................................29
         5.1      Moneys Under the Leases..................................29
         5.2      Reserves.................................................30
ARTICLE 6 - Prepayment of Notes............................................32
         6.1      Generally................................................32
         6.2      Notice of Prepayment; Deposit of Money...................32
         6.3      Optional Prepayment......................................33
ARTICLE 7 - Events of Default and Remedies.................................33
         7.1      Events of Default........................................33
         7.2      Sale of Property; Application of Proceeds................39
         7.3      Purchase by Trustee......................................40
         7.4      Receivers................................................40
         7.5      Remedies Cumulative......................................40
         7.6      Cross- Default and Cross-Collateralization of Notes......41
         7.7      Waiver of Rights.........................................41
         7.8      Waiver of Remedies.......................................41
         7.9      Suits by Trustee.........................................41
         7.10     Direction of Remedies....................................42
         7.11     Suits by Registered Owners...............................42
         7.12     Expenses and Services After an Event of Default..........42
ARTICLE 8 - The Trustee....................................................42
         8.1      Right and Obligations of Trustee.........................42
         8.2      Annual Certificate and Statement of Accounts.............48
         8.3      Resignation and Removal of Trustee.......................48
         8.4      Successor Trustee........................................48
         8.5      Liability of Trustee.....................................49
         8.6      Segregation of Moneys....................................49
         8.7      Illegal Acts.............................................49
         8.8      Communications to be Sent to Registered
                  Owners and to Owner......................................49
ARTICLE 9 - Supplements....................................................51
         9.1      Supplements Without Consent..............................51
         9.2      Supplements with Consent.................................51
         9.3      Delivery of Supplements..................................52
ARTICLE 10 - Miscellaneous.................................................52
         10.1     Immunity from Liability..................................52
         10.2     Unclaimed Funds..........................................54
         10.3     Security Agreement and Financing Statement...............54
         10.4     Modifications; Waiver; Notices...........................56
         10.5     Illegal Provision........................................57
         10.6     Maximum Interest Payable.................................57
         10.7     Satisfaction.............................................57
         10.8     Binding Effect...........................................58
         10.9     Counterparts.............................................58
         10.10    Table of Contents; Headings..............................58
         10.11    Governing Law.  .........................................58
         10.12    Estoppels................................................58
         10.13    Attorneys'Fees...........................................58
ARTICLE 10 - Michigan Law Provisions.......................................59
         11.1     Inconsistencies..........................................59
         11.2     Additional Remedies......................................59
         11.3     Waste....................................................59
         11.4     Sale.....................................................59
         11.5     Michigan Law.............................................59
         11.6     Waiver...................................................60
         11.7     Future Advances..........................................61
         11.8     Judicial Foreclosure.....................................61
         11.9     Trust Mortgage...........................................61


         THIS TRUST MORTGAGE, dated as of June 28th, 1999 (herein called this "Indenture"), between AGREE FACILITY NO. I, L.L.C., a Delaware limited liability company ("Owner"), having an address at 31850 Northwestern Highway, Farmington Hills, Michigan 48334, and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (herein, together with its successors as such trustee, called the "Trustee"), having an address at One M&T Plaza, 7th Floor, Buffalo, New York 14203-2399, for the benefit of the Registered Owners of Notes.


                            PRELIMINARY STATEMENT

         The defined terms used herein but not otherwise defined have the meanings set forth in Article 1.

         Owner has a fee simple estate in four parcels of land (each a "Land Parcel and collectively, the "Land Parcels") and fee title to the Improvements located thereon. The Land Parcels are more fully described in Schedule A-1 through Schedule A-4 hereto.

         Owner is issuing its 6.63% Senior Secured Notes due February 5, 2017 in the original aggregate principal amount of $12,390,135.34 to the Note Purchaser for the purpose of providing permanent mortgage financing for the Property and paying related transaction expenses.

         Owner is duly authorized to issue the Notes and Owner and the Trustee are duly authorized to execute and deliver this Indenture, and all actions required by law and all actions of Owner and the Trustee required therefor have been duly taken.

                               GRANTING CLAUSES

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: in consideration of the premises, the acceptance by the Trustee of the trusts created hereby, the purchase and acceptance of Notes by the Registered Owners thereof, and in order to secure the payment of the principal and interest and any premium and other sums payable on the Notes and in all instances under this Indenture and to secure the performance of the covenants and agreements contained in the Notes and in this Indenture, Owner has executed and delivered this Indenture.

         To secure payment of the Notes, Owner has created a security interest in, granted, conveyed, mortgaged, warranted, assigned, bargained, sold, pledged, given, transferred and set over, with power of sale and by these presents does hereby create a security interest in, grant, convey, mortgage, warrant, assign, bargain, sell, pledge, give, transfer and set over unto the Trustee and to its successors and assigns forever all of Owner's right, title and interest in, to and under all of the property described in the following Granting Clauses, subject only to Permitted Encumbrances.

                            Granting Clause First

         The entire right, title and interest of Owner in and to (a) the Land Parcels and the Improvements, (b) all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Property, belonging or in any way appertaining thereto, including, without limitation, any streets, ways, alleys, vaults, gores or strips of land adjoining each Land Parcel, together with all agreements and other rights and benefits now or hereafter belonging or pertaining to the Property, (c) all claims or demands of Owner in law or in equity, in possession or expectancy of, in and to the Property and (d) subject to the provisions of Granting Clause Second, all rents, income, revenues, issues, awards, proceeds and profits from and in respect of the property described in this Granting Clause First, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described which is now owned or held or is hereafter acquired by Owner and affixed, attached and annexed to the Property shall be and remain or become and constitute a portion of the Trust Estate and the security covered by and subject to the Lien of this Indenture.

                            Granting Clause Second

         The Leases, including the right to all renewal terms and all extensions and renewals of the terms of the Leases, together with all the rights, and the entire title and interest of Owner as lessor under the Leases including, without limitation, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenues, issues, awards, proceeds and profits and other sums of money payable to or receivable by the lessor under the Leases, whether payable as rent or otherwise, including, without limitation, sums of money receivable thereunder by virtue of a release of existing easements or other rights in the nature of easements, the present and continuing right to bring actions and proceedings under the Leases or for the enforcement thereof and the present and continuing right to do anything which Owner or any lessor is or may become entitled to do under the Leases, provided that the assignment made by this Granting Clause Second shall be subject to the provisions of the Assignment and this Indenture and shall not impair or diminish any obligation of Owner as lessor under the Leases nor shall any such obligation be imposed upon the Trustee or the Registered Owners of the Notes.

                            Granting Clause Third

         Subject to any mandatory provisions of the Leases, any and all moneys and other property which may from time to time become subject to the Lien of this Indenture or which may come into the possession or be subject to the control of the Trustee pursuant to this Indenture, the Assignment or any other instrument included in the Trust Estate, including, without limitation, any funds held pursuant to Article 5, insurance proceeds (other than Owner's title insurance) and all awards which may at any time be made to Owner for the taking by eminent domain of the whole or any part of Owner's interest in the Property or any easement therein and other property, if any, delivered to the Trustee by or on behalf of Owner, it being the intention of Owner and it being hereby agreed that all property hereafter acquired by Owner and required to be subjected to the Lien of this Indenture or intended so to be shall forthwith upon the acquisition thereof by Owner be subject to the Lien of this Indenture as if such property were now owned by Owner and were specifically described in this Indenture and Granted hereby or pursuant hereto.

         TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or held or hereafter acquired, unto the Trustee and its successors and assigns, upon the terms and conditions herein set forth for the equal and ratable benefit and security of the Notes and for the enforcement of the payment of the principal, premium and interest on the Notes in accordance with their terms, and all other sums payable hereunder or under the Notes and the performance and observance of the provisions of the Notes and this Indenture, all as herein set forth.

         PROVIDED, HOWEVER, that if Owner shall pay, perform and discharge its obligations hereunder in full, then this Indenture and the estate hereby granted shall cease, terminate and become void.

         IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Notes are to be issued under and secured by this Indenture and that the Trust Estate is to be held by the Trustee upon and subject to the provisions of this Indenture.

                                  ARTICLE 1

                                 Definitions

         Unless the context otherwise specifies or requires, the following terms have the meanings specified below:

         "Assignment" means the Assignment of Leases and Rents, relating to the Leases, dated as of the date hereof, from Owner, as assignor, to the Trustee as assignee, and consented to therein by Lessee, as amended or supplemented from time to time as permitted hereby or thereby.

         "Base Rent" means the minimum fixed annual rent payable pursuant to each Lease.

         "Business Day" means a day of the year on which banks are not required or authorized to close in the State of New York.

         "Chesterfield Lease" means the Lease, relating to the Land Parcel described in Schedule A-1 hereof and the Improvements thereon, dated July 30, 1997, between Owner, as lessor and Lessee, as amended or supplemented from time to time as permitted hereby or thereby, together with any short form thereof for purposes of recording.

         "Collection Account" means the account established by the Trustee pursuant to Section 5.1

         "Condemnation Gap Policy" has the meaning specified in Section 3.9(a)(v) herein.

         "Corporate Trust Office" means the office of the Trustee at which its corporate trust business is administered, which at the date hereof is located at One M&T Plaza, 7th Floor, Buffalo, New York 14203-2399.

         "default" means any act or occurrence which, with notice, lapse of time or both, would constitute an Event of Default.

         "Determination Date" means the day occurring 3 Business Days prior to a day on which all or a portion of the Notes are to be prepaid pursuant to
Article 6.

         "Environmental Report" means the phase I environmental site assessment by Clayton Environmental Consultants, relating to the presence and condition of any hazardous substances on the Property delivered pursuant to the Note Agreement.

         "Environmental Laws" shall mean and include, without limitation, the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Clean Water Act, Michigan Compiled Laws
324.2130 et seq. and 324.20101 et seq. and all other applicable federal, state and local environmental and common laws, ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time be amended, supplemented or supplanted, and any other federal, state or local laws, ordinances, rules and regulations, now or hereafter existing relating to regulation or control of toxic or hazardous substances or materials.

         "Environmental Policy" has the meaning specified in Section 3.9(a)(vi) herein.

         "Event of Default" means any act or occurrence of the character specified in Section 7.1(a) through 7.1(k).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations adopted pursuant thereto.

         "Grand Blanc Lease" means the Lease, relating to the Land Parcel described in Schedule A-2 hereof and the Improvements thereon, dated February 12, 1998, between Owner, as lessor and Lessee, as amended or supplemented from time to time as permitted hereby or thereby, together with any short form thereof for purposes of recording.

         "Grant" means mortgage, grant, convey, assign, create a security interest in, bargain, sell, pledge, give, transfer, warrant and set over.

         "Hazardous Substance" means each and all substances or materials regulated pursuant to any Environmental Laws, including, but not limited to, asbestos, asbestos-containing materials, urea formaldehyde foam insulation, and any other substance, emission or material now or hereafter defined as or deemed to be a regulated substance, hazard substance, toxic substance, pesticide, hazardous waste or any similar or like classification or categorization thereunder, including, without limitation, petroleum and petroleum products and radioactive materials.

         "Improvements" means all buildings, structures and other improvements now or thereafter located on each Land Parcel, and all facilities, fixtures, machinery, apparatus, installations, equipment and other property affixed to each Land Parcel.

         "Indenture" means this original Trust Mortgage delivered by Owner, together with any amendments or supplements thereto executed from time to time.

         "Installment Payment(s)" has the meaning specified in the Notes.

         "Installment Payment Dates" has the meaning specified in the Notes.

         "Institutional Investor" means any of the following persons existing under the laws of the United States or any state thereof or of the District of Columbia or of Canada or any province thereof: (i) any bank, bank holding company, savings institution or trust company, acting for its own account or in a fiduciary capacity, (ii) any charitable foundation or other eleemosynary institution, (iii) any insurance company or fraternal benefit society, (iv) any pension, retirement or profit sharing fund or trust for which any bank, trust company or national banking association or investment advisor registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, or if self managed, having funds of at least $50,000,000, (v) any investment company, as defined in the Investment Company Act of 1940, as amended, (vi) any college or university, (vii) any government, any public employees' pension or retirement system, or any other governmental agency supervising the investment of public funds, (viii) a "real estate investment trust", as defined in Section 856 of the Internal Revenue Code of 1986, as amended, (ix) any finance company, (x) or any financial services corporation.

         "Land Parcel" and Land Parcels" each has the meaning specified in the Preliminary Statement hereof.

         "Leases" means the Waterford Lease, the Pontiac Lease, the Grand Blanc Lease and the Chesterfield Lease.

         "Lessee" means Walgreen Co., an Illinois corporation, as lessee under each of the Leases, together with its successors by merger, consolidation or acquisition of its assets in whole or in part.

         "Lien of this Indenture" and terms of like import mean the lien or security interest or other interest or charge Granted to the Trustee hereby (including the after-acquired property clauses hereof) or subsequently Granted hereunder or pursuant hereto to the Trustee.

         "Majority Registered Owners" means the Registered Owners of a majority in Outstanding Principal Amount of the Notes.

         "Make-Whole Premium" means, with respect to each Note, (A) in the event that the Reinvestment Yield shall, on the applicable Determination Date, be greater than or equal to the interest rate payable on or in respect of the Note, a premium equal to 0, and (B) in the event that the Reinvestment Yield shall, on the applicable Determination Date, be less than the interest rate payable on or in respect of the Note, a premium equal to (x) the sum of the amounts representing the present values of the amount of each remaining scheduled Installment Payment which would have been payable with respect to the Note immediately prior to such prepayment or acceleration determined by discounting (monthly on the basis of a 360-day year composed of twelve 30-day months) each such amount utilizing a discount factor equal to the Reinvestment Yield plus 50 basis points, less (y) the principal amount to be prepaid with respect to the Note, but in no event less than 0.

         "Note Agreement" means the Note Purchase Agreement, dated as of the date hereof, between Owner and the Note Purchaser.

         "Note Purchaser" means Teachers Insurance and Annuity Association of America.

         "Notes" means as of any particular time, the 6.63% Secured Notes of the Owner, due February 5, 2017, and all Notes issued from time to time in exchange or substitution therefor pursuant to Section 2.7.

         "outstanding", with reference to the Notes, means, as of any particular time, all Notes authenticated and delivered by the Trustee pursuant to this Indenture, except: (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation pursuant to this Indenture; (b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustee, provided that if such Notes are to be prepaid, notice of such prepayment shall have been given as provided herein; (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to Section 2.7; and (d) Notes registered in the name of Owner or Lessee thereof; provided, however, this clause (d) shall not be construed to preclude any of the foregoing persons from acquiring any Note and receiving an appropriate portion of amounts received by the Trustee with respect to Notes held by such persons pursuant to the terms hereof.

         "Outstanding Principal Amount" means as of the time of determination the aggregate outstanding principal balance of the Notes.

         "Overdue Rate" means 8.63% per annum but in no event greater than the maximum rate permitted by applicable law.

         "Owner" means Agree Facility No. I, L.L.C., a Delaware limited liability company, together with any Person succeeding thereto by merger, consolidation or acquisition of its assets in whole or in part together with its successors and assigns as owner of any portion of its interest in the Property.

         "Parking Reserve Amount" means a monthly payment of $290.00.

         "Performance Bond" means the Performance Bond obtained by Owner from a surety company satisfactory to the Majority Registered Owners (such satisfaction confirmed to the Trustee by notice in the form of Exhibit 3 attached hereto and made a part hereof) in an amount sufficient to pay the then current Outstanding Principal Amount of the Notes.

         "Permitted Encumbrances" as to the Property means the following: (a) rights reserved to or vested in any public authority by the terms of any right, power, franchise, grant, license, permit or provision of the law affecting the Property, to (i) terminate such right, power, franchise, license or permit, provided that the exercise of such right would not materially impair the use of the Property or materially and adversely affect the value thereof, or (ii) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Property or any portion thereof; (b) any liens thereon for taxes, assessments, fees and other governmental and similar charges referred to in Section 3.8, and any liens of mechanics, materialmen and laborers for work or services performed or material furnished in connection with the Property, in each case which are not due and payable, or which are not delinquent to the extent that penalties for nonpayment may be assessed, or the amount or validity of which are being contested as permitted by Section 3.8(b); (c) easements, rights-of-way, servitudes, restrictions and other minor defects, encumbrances and irregularities in the title to the Property which do not materially impair the use of the Property or materially and adversely affect the value thereof; (d) rights reserved to or vested in any public authority to control or regulate or use the Property, which rights do not materially impair the use of the Property or materially and adversely affect the value thereof; and (e) matters acceptable to the Majority Registered Owners which are identified as exceptions to title in the mortgage policies of title insurance delivered to the Trustee pursuant to the Note Agreement.

         "Permitted Investments" means any one or more of the following:

                  (i) direct obligations of, or obligations guaranteed as to timely payment of principal and interest by, the United States of America ("USA") or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the USA;

                  (ii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) whose long-term unsecured debt obligations have received one of the two highest ratings available for such securities by at least two of Standard & Poor's Ratings Service; Fitch Investors Service, Inc.; Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. (the "Rating Agencies); and

                  (iii) units of taxable money market funds which funds are regulated investment companies, seek to maintain a net asset value of $1.00 per share and invest solely in obligations backed by the full faith and credit of the USA or in repurchase obligations described in clause (ii) above, and have been designated in writing by at least two of the Rating Agencies in one of the two highest credit rating categories as Permitted Investments with respect to this definition;

provided in each case that no such investment shall be purchased at a premium to its face value (disregarding interest accrued to the date of acquisition) and that no such investment shall have a maturity later than the earlier of
(x) the Business Day before the proceeds of such investment are anticipated to be needed pursuant to Section 5.2, or (y) one year from the date of acquisition.

         "Person" means an individual, partnership, corporation, limited liability company, trust, estate, unincorporated association, syndicate, joint venture or organization, or a government or any department or agency thereof.

         "Pontiac Lease" means the Lease, relating to the Land Parcel described in Schedule A-3 hereof and the Improvements thereon, dated November 13, 1997, between Owner, as lessor and Lessee, as amended or supplemented from time to time as permitted hereby or thereby, together with any short form thereof for purposes of recording.

         "Property" means the Land Parcels together with the Improvements thereon.

         "Radius Agreement" means the Radius Agreement, dated the date hereof, among the Owner, the Trustee and the members of Owner.

         "Register" has the meaning specified in Section 2.4.

         "Registered Owner" means any Person whose name appears on the Register as the registered owner of any Note.

         "Reinvestment Yield" means, at any Determination Date, with respect to the Notes, the yield to maturity of either (i) the yield reported as of 11:00 A.M. (New York City time) on the Determination Date on the display designated USD on the Bloomberg Financial Markets Screen (or such other display as may replace such displays on the Bloomberg service or specify the applicable data on any other generally available service) for actively traded U.S. Treasury securities having a constant maturity equal to the maturity of the Notes, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Determination Date in Federal Reserve Statistical Release H-15 (519) (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the maturity of the Notes as of the Determination Date; provided, however, if no maturity exactly corresponding to the maturity of the Notes shall appear therein, yields for the two most closely corresponding reported maturities shall be calculated pursuant to the foregoing sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis (rounding in each of such relevant periods, to the nearest month).

         "Reserve Account" means the account maintained pursuant to Section
5.2.

         "Structural Reserve Amount" means a monthly payment of $982.57.

         "Subordination Agreement" means the Subordination, Non-Disturbance and Attornment Agreement, recorded contemporaneously with this Indenture, between the Trustee and the Lessee.

         "Trust Estate" means all property subject or intended to be subject at any time to the lien hereof.

         "Trustee" means Manufacturers and Traders Trust Company, a New York banking corporation, together with its successors, as corporate trustee hereunder.

         "Waterford Lease" means the Lease, relating to the Land Parcel described in Schedule A-4 hereof and the Improvements thereon, dated June 4, 1997, between Owner, as lessor and Lessee, as amended or supplemented from time to time as permitted hereby or thereby, together with any short form thereof for purposes of recording.


                                  ARTICLE 2

                                  The Notes

         1.1 The Notes. The Notes may have such marks and such legends or endorsements thereon as Owner may determine with the approval of the Majority Registered Owners and as are not inconsistent with the provisions of this Indenture and do not affect their enforceability, or as may be required to comply with any legal requirement. Except for Notes issued pursuant to
Section 2.7 hereof, Notes may be issued only on the date of delivery of this Indenture and on the date of delivery of supplements to this Indenture. On those dates, Owner shall execute and deliver the Notes to the Trustee for authentication, upon the written order of Owner signed by Owner's managing member, requesting authentication and delivery of the Notes against payment therefor. Owner shall also deliver to the Trustee on those dates an incumbency certificate verifying the signature of Owner's managing member on the Notes and on such written order. The Trustee shall authenticate and deliver the Notes in accordance with such written order.

         The Notes shall:

         (1) be limited in aggregate original principal amount to $12,390,135.34;

         (2) be dated the date of issuance thereof (except for Notes issued pursuant to Section 2.7);

         (3) mature, unless sooner paid in full pursuant to this Indenture, on February 5, 2017;

         (4) bear interest on the unpaid principal amount thereof from the date of issuance thereof at the rate of 6.63% per annum payable monthly (computed on the basis of a 360 day year consisting of twelve 30-day months);

         (5) be due and payable (A) in one initial payment of interest only from the date of the advance of funds under the Notes to July 5, 1999, and (B) thereafter in monthly Installment Payments of principal and interest in arrears on the fifth (5th) day of each month commencing on August 5, 1999 and continuing to and including February 5, 2017 (the "Installment Payments"), such Installment Payments to be in respective amounts specified on the amortization schedule attached to each Note, the aggregate amount of which is sufficient to fully amortize the Notes by maturity and pay all interest due thereon, provided that if any such Installment Payment is due on a day that is not a Business Day, such Installment Payment shall be due on the preceding Business Day;

         (6)   be prepayable only as provided in Articles 5 and 6 hereof; and

         (7)   be substantially in the form set forth in Schedule B hereto.

         1.2 Execution of Notes. The Notes shall be signed on behalf of Owner by a duly authorized member or officer of Owner.

         1.3 Home Office Payment. The principal of, premium, if any, and interest on the Notes shall be payable at the Corporate Trust Office by the Trustee by wire or other transfer of immediately available funds in lawful money of the United States of America, against presentation of the Notes for notation of the payment or prepayment made thereon. Surrender of the Notes by a Registered Owner shall occur only after payment in full in cash of all indebtedness evidenced thereby, including payment at the maturity date of the Notes, and only after a request for surrender, in writing, has been submitted by the Owner. Notwithstanding the foregoing, if the Registered Owner of a
Note is an Institutional Investor, then the Trustee shall, until such Note has been transferred on the Register in accordance with Section 2.7 (relating to Transfer and Exchange of Notes) pay all amounts, including amounts that will discharge all indebtedness evidenced thereby, which become due and payable on such Note in accordance with written instructions of such Registered Owner without presentation of such Note. Lessee has agreed to pay Base Rent and any percentage rent due under each Lease to the Trustee in advance on the first day of each calendar month, pursuant to the Subordination Agreement. All payments of Base Rent received in advance of the payment date under the Notes shall be invested in Permitted Investments. Provided that no default or Event of Default has occurred and is continuing, any interest earned on payments of Base Rent received by the Trustee in advance of the payment date under the Notes shall be paid to Owner. Trustee agrees to transmit payments and prepayments on the date payments are due pursuant to the Notes and agrees to use reasonable efforts to transmit such payments and prepayments to the Registered Owners of the Notes by noon Eastern time of the due date under the Notes, it being agreed that if such funds are not paid on the due date under the Notes, they shall be invested by the Trustee overnight and the earnings thereon transmitted proportionally to the recipients of the funds. In the event that the Trustee does not transmit any such payment or prepayment received by Trustee before noon Eastern time to such Registered Owner in immediately available funds on the Business Day immediately following the date on which such payment or prepayment is due under the Notes, the Trustee, in its individual capacity, shall pay per diem interest on such payment or prepayment to such Registered Owner, or such payment to Owner, at the higher of the "Federal Funds Rate" and the actual rate of return received on such funds. Any payment received by Trustee after Noon Eastern time on any Business Day shall be deemed to be received by Trustee at 9:00 A.M. on the immediately following Business Day for purposes of this section and will be transmitted to the Registered Owners of the Notes by noon Eastern time on such following Business Day. Owner shall pay or cause to be paid per diem interest to the Trustee on any payment received by the Trustee after Noon Eastern time at the Overdue Rate from the date such payment was actually received to the date such payment is deemed received pursuant to the immediately preceding sentence.

         1.4 Register. Trustee shall cause to be kept at the Corporate Trust Office a register (the "Register") within the meaning of Section 163(f) of the Internal Revenue Code of 1986 as amended, and any regulations thereunder, for the registration or transfer of the Notes issued in registered form. The Register shall be maintained by the Trustee, and the names and addresses of the Registered Owners of the Notes, the transfers of the Notes and the names and addresses of the transferees of the Notes shall be entered in the Register under such reasonable regulations as the Trustee may prescribe.

         1.5 Registered Owners. Owner and the Trustee may deem and treat the Registered Owner of any Note as the absolute owner thereof (whether or not such Note shall be overdue) for all purposes, and neither Owner nor the Trustee shall be affected by any notice to the contrary, subject to Section
2.7 (relating to Transfer and Exchange of Notes), and payment of the principal of, premium, if any, and interest on such Note shall be made only to or upon the order of such Registered Owner. All such payments so made, including, without limitation, all payments made pursuant to the second sentence of Section 2.3, shall be valid and effectual to satisfy and discharge the liability of Owner upon such Note to the extent of the sum or sums so paid.

         1.6 Certificate of Authentication. No Note shall be valid until it has been authenticated by the execution by the Trustee of the certificate of authentication thereon. The authentication and delivery by the Trustee of any Note shall be conclusive evidence that such Note has been duly issued hereunder and is entitled to the benefits and security of this Indenture.

         1.7 Transfer and Exchange of Notes.

         (1) Notes may be transferred only on the Register. Any Note may be transferred on the Register if such Note is surrendered for cancellation at the Corporate Trust Office and is accompanied by a transferee certificate substantially in the form of Exhibit 1 to this Indenture and an assignment substantially in the form of Exhibit 2 to this Indenture. Subject to the provisions of Section 2.8 (relating to New Notes), a new Note shall be executed by Owner and registered in the name of the transferee in a principal amount equal to the original principal amount of such transferred Note and shall be authenticated and delivered by the Trustee to the transferee in exchange for such transferred Note.

         (2) Any Note or Notes may be exchanged for a new Note or Notes if such Note or Notes to be so exchanged are surrendered for cancellation at the Corporate Trust Office and are accompanied by the request of the Registered Owner thereof specifying the denomination of the new Note or Notes to be issued in exchange therefor. Subject to the provisions of Section 2.8 (relating to New Notes), a new Note or Notes payable to such Registered Owner shall be executed by Owner in the denomination so requested, and in an aggregate principal amount equal to the aggregate original principal amount of such Note or Notes to be so exchanged and shall be authenticated and delivered by the Trustee to such Registered Owner in exchange for such Note or Notes to be so exchanged. The Trustee shall not be required to make a transfer or an exchange of any Note or Notes (i) for a period of ten days preceding any payment date with respect thereto, which tenth day shall be the record date for purposes of such payment date and any other purposes under this Indenture or (ii) if, after giving effect to any such transfer or exchange, there shall be more than two Registered Owners of Notes, in which case each such additional Registered Owner in excess of the first two holders of Notes may be paid at their option, by check or by wire transfer but shall agree to pay to the Trustee the wire transfer expenses incurred in connection with any payments on the Notes made to such Registered Owner.

         (3) If any Note shall become mutilated or be destroyed, lost or stolen, upon request of the Registered Owner thereof, a new Note payable to such Registered Owner shall be executed by Owner in the same original principal amount as such Note so mutilated, destroyed, lost or stolen and shall be authenticated and delivered by the Trustee to such Registered Owner in exchange for such Note, if mutilated, or in substitution for such Note, if destroyed, lost or stolen, provided that (i) in the case of a mutilated Note, such Note shall be surrendered for cancellation at the Corporate Trust Office, and (ii) in the case of a destroyed, lost or stolen Note, the Registered Owner thereof shall furnish to Owner and the Trustee such security as may be reasonably required by them to save them harmless and to evidence to their satisfaction the destruction, loss or theft of such Note and the ownership thereof, provided, that, for an Institutional Investor, the unsecured agreement of such Institutional Investor to indemnify the Trustee and Owner with respect to such destroyed, lost or stolen Note shall satisfy the conditions of this clause (ii) provided that such agreement includes a representation that such person is an Institutional Investor.

         1.8 New Notes. Each new Note (in this Section called a New Note) issued pursuant to Section 2.7 (relating to Transfer and Exchange of Notes) in exchange for, in substitution for, or in lieu of a Note (in this Section called an Old Note) shall be dated the date of such Old Note. The Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on such Old Note and (ii) the aggregate of all payments and prepayments of principal made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed to have been made thereon. No service charge shall be made for any issuance of New Notes, but Owner may require payment of a sum sufficient to cover any tax or other governmental charge that may be actually incurred or imposed in connection with the issuance of such New Notes. All new Notes issued pursuant to Section 2.7 in exchange for or in substitution for or in lieu of Old Notes shall be valid obligations of Owner evidencing the same debt as such Old Notes and shall be entitled to the benefits and security of this Indenture to the same extent as such Old Notes.

         1.9 Trustee as Agent. The Trustee is hereby appointed the agent of Owner for the payment (Trustee shall not be obligated to use its own funds to make such payment and shall only use funds made available to it under this Indenture to make such payment), registration, transfer and exchange of Notes, subject, in each instance, to the Trustee's compliance with the terms of Sections 2.3 through 2.8.

                                  ARTICLE 3

                             Particular Covenants

         A. Owner hereby represents, warrants, covenants and agrees as follows:

         1.10 Title to the Property. As of the date hereof, Owner has good and marketable fee simple title in and to, the Land Parcels and has good and marketable fee simple title in and to the Improvements, in each case free and clear of all liens, encumbrances, charges and other exceptions to title, subject only to Permitted Encumbrances. Owner has full power and lawful authority to Grant its interest in the Trust Estate to the Trustee in the manner and form herein done or intended; and will preserve its title to its interest in the Trust Estate subject only to Permitted Encumbrances and except as permitted by this Indenture; and will forever warrant and defend the same to the Trustee against the claims of all Persons. This Indenture constitutes a valid first lien on Owner's interest in the Trust Estate, subject only to Permitted Encumbrances.

         1.11 Further Assurances. Owner will, at its expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, instruments and assurances required by the Trustee (the Trustee shall have no obligation to so require unless directed by the Majority Registered Owners) or the Majority Registered Owners for the better Granting to the Trustee of Owner's interest in the Trust Estate hereby Granted or for carrying out the intention of, or facilitating the performance of, this Indenture as it relates to Owner and Owner's interest in the Trust Estate.

         1.12 Recording. Owner will, upon the execution and delivery hereof, and thereafter from time to time, cause this Indenture, each Lease or a memorandum thereof (if such Lease or memorandum thereof has not already been recorded), the Assignment, the Subordination Agreement, each supplement and amendment to each of said instruments and financing statements with respect thereto (collectively called the Recordable Documents), to be filed, registered and recorded as may be required by law to publish notice of and maintain the Lien of this Indenture upon the Trust Estate and to publish notice of and protect the validity of the Leases and the Assignment. Owner will, from time to time, perform or cause to be performed any other act as required by law, and will execute or cause to be executed any and all further instruments requested by the Trustee (at the direction of the Majority Registered Owners) for such purposes. The Trustee shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Owner to execute, deliver and file any financing, continuation and similar statements and Trustee shall cause the same to be filed in a timely manner, from time to time, as required by law. Subject to the limitation of liability in Article 8 of this Indenture, if an Event of Default shall have happened and be continuing, the Trustee shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Owner to execute and deliver all such further instruments; nothing in this sentence shall prevent any default in the observance of this Section from becoming an Event of Default. To the extent permitted by law, Owner will pay all recording taxes and similar fees incident thereto and all out-of-pocket expenses, taxes and other similar governmental charges directly incurred in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance and the Notes.

         1.13 Payment of the Notes. Owner will punctually pay the principal, interest, premium, if any, and all other sums to become due in respect of the Notes in accordance with this Indenture and the Notes.

         1.14 The Leases; the Assignment; Documents of Record Affecting the Property. (a) At all times the Property shall be leased to Lessee under the Leases in accordance with the terms of the Leases. Owner will punctually perform or cause others to punctually perform all obligations, covenants and agreements by it to be performed as lessor under the Leases in accordance therewith, and will at all times do all things reasonably necessary to compel performance by Lessee of all its obligations, covenants and agreements under the Leases. Owner will give to the Trustee, and the Trustee will promptly forward the same to the Registered Owners, notice of all defaults under each Lease promptly within two (2) Business Days after obtaining actual knowledge thereof. Owner will not amend or modify any Lease or give any waiver, consent or notice thereunder, or take any action thereunder, without in each case having obtained the prior written consent of the Majority Registered Owners. Owner will maintain the validity and effectiveness of the assignment to the Trustee of the Leases made by this Indenture and the Assignment, all as specified in such documents and, except as expressly permitted by the Leases, this Indenture or the Assignment, will take no action, and will not omit to take any action, which action or omission would release Lessee from its obligations or liabilities under the Leases or the Assignment, or would result in the termination, amendment or modification or impair the validity of any Lease or the Assignment. Notwithstanding the foregoing, Owner specifically waives its right to terminate the Leases.

         (b) Owner shall observe and perform, and cause to be observed and performed, all duties required of the owner or operator of the Property under any document of record affecting the Property.

         1.15 Existence; Compliance with Laws.

         (1) Owner will keep in full force and effect its existence, franchises, rights and privileges as a limited liability company under the laws of the State of Delaware, and will do or cause to be done all things necessary to preserve and keep in full force and effect its right to own, lease, mortgage and grant a security interest in property and to enforce contracts in the state where the Property is located. Owner will comply with or cause to be complied with (i) every law, or other legal requirement or order of the United States, of any state or any other governmental authority applicable to Owner, or applicable to Owner in its capacity as owner of its interest in the Property insofar as it relates to the Property, and (ii) its obligations under every contract, agreement or other instrument applicable to Owner, or applicable to Owner in its capacity as owner of its interest in the Property insofar as any such obligations relate to the Property or the ownership, occupancy or use thereof.

         (2) Upon twenty (20) days' advance notice, Owner may, at its expense, contest or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, its compliance with any law, other legal requirement or order of the United States, any state or any other governmental authority or any contract, agreement or other instrument, other than this Indenture, the Notes or the Assignment; provided that (i) such proceedings shall have the effect of preventing the collection of any contested amount or other realization of value from the Trust Estate or any part thereof or interest therein, the Base Rent or any other sums payable under the Leases or any portion thereof to satisfy the same, (ii) the Trust Estate, any part thereof or interest therein, the Base Rent or any other sums payable under the Leases or any portion thereof could not be sold, forfeited or lost by reason of such proceedings (assuming payment of any amounts due and performance of any requirements are made upon final conclusion of such proceedings and provided any pre-judgment remedy is stayed in a manner satisfactory to the Majority Registered Owners), and (iii) such proceedings shall not, in the discretion of the Trustee and the Majority Registered Owners, subject the Trustee or the Registered Owners of the Notes to the risk of any criminal or civil liability. Any contest with respect to any law, rule, order, ordinance, regulation or other governmental requirement affecting the Property conducted by Lessee shall constitute compliance herewith by Owner.

         1.16 After-acquired Property. All right, title and interest of Owner in and to all improvements, alterations, substitutions, restorations and replacements of, and all additions and appurtenances to the Property, hereafter acquired by or released to Owner immediately upon such acquisition or release and without any further Granting by Owner shall become part of the Trust Estate and shall be subject to the Lien of this Indenture fully, completely and with the same effect as though now owned by Owner and specifically described in the Granting Clauses hereof; at any time Owner will execute and deliver to the Trustee any document which the Majority Registered Owners may require to subject the same to the Lien of this Indenture.

         1.17 Taxes.

         (1) Owner will do or cause to be done everything necessary to preserve the Lien of this Indenture without expense to any Trustee or Registered Owner of the Notes, including, without limitation, paying and discharging or causing to be paid and discharged, whether or not payable directly by Owner or subject to withholding at the source, (i) all taxes of every kind and description, assessments, levies, fees, water and sewer rents and charges and all other governmental charges, general, special, ordinary or extraordinary, and all charges for utility or communications services, which may at any time be assessed, levied or imposed upon Owner, the Trust Estate, this Indenture, the indebtedness secured hereby or the revenues, rents, issues, income, excess profits, sales or gross receipts of the Trust Estate, or which may arise in respect of the occupancy, use, possession or operation thereof, (ii) all income, excess profits, sales, gross receipts and any other taxes, duties or imposts, whether similar or not in nature, assessed, levied or imposed by any governmental authority on Owner, the Trust Estate or the revenues, rents, issues, income, awards, proceeds and profits of the Trust Estate, (iii) all transfer, recording, stamp and real property gain taxes incurred upon the sale, transfer, foreclosure or other disposition of the Trust Estate or any interest therein and (iv) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Trust Estate, or on the revenues, rents, issues, income, awards, proceeds and profits of the Trust Estate, unless, in each case, Owner shall contest the amount or validity thereof in accordance with Section 3.8(b) hereof. Notwithstanding the foregoing or any other provision of this Indenture, Owner shall not be required to pay any income, profits or revenue tax upon the income of either Trustee or any Registered Owner of the Notes (other than Owner) nor any franchise, excise, corporate, estate, inheritance, succession, capital levy, transfer or similar tax or any other tax described in clause (ii) of this Section 3.8(a) of the Trustee or any Registered Owner of the Notes (other than Owner) nor any interest, additions to tax or penalties in respect thereof, nor any withholding taxes relating thereto, unless, and only to the extent, such is imposed, levied or assessed in substitution for any tax that Owner is required to pay pursuant to this
Section 3.8(a).

         (2) Upon twenty (20) days' advance notice, Owner, at its expense, may contest or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any item specified in Section 3.8(a) above or lien for such item; provided that (i) such proceeding shall have the effect of preventing the collection of any contested amount or other realization of value from the Trust Estate or any part thereof or interest therein, the Base Rent or any other sums payable under the Leases or any portion thereof to satisfy the same, (ii) the Trust Estate, any part thereof or interest therein, the Base Rent or any other sums payable under the Leases or any portion thereof, could not be sold, forfeited or lost by reason of such proceedings (assuming payment of any amounts due and performance of any requirements are made upon final conclusion of such proceedings and provided any pre-judgment remedy is stayed in a manner satisfactory to the Majority Registered Owners), (iii) such proceedings shall not affect the ownership, use or occupancy of the Property or the Trustee's ability or right to exercise their remedies hereunder, including without limitation, foreclosure against the Trust Estate, (iv) such proceedings shall not, in the discretion of the Trustee and the Majority Registered Owners of the Note, subject the Trustee or the Registered Owners of the Notes to the risk of any criminal or civil liability and (v) Owner shall establish, or cause to be established, reserves adequate, in the opinion of the Majority Registered Owners, to pay such item specified in Section 3.8(a) above, together with any interest or penalties which may accrue during the prosecution of such contest.

         1.18 Insurance.

         (1) Owner shall maintain or cause to be maintained valid and enforceable insurance of the following character with respect to the
Property:

         (1) "all risk" insurance coverage against losses by fire and lightning, hurricane, flood and earthquake, and other risks for the full insurable replacement value on a per occurrence basis of the Improvements and other property which constitute part of the Property, with agreed amount endorsement or endorsements providing equivalent protection, including loss by windstorm, hail, explosion, riot (including riot attending a strike), civil commotion, aircraft, vehicles, smoke damage, and vandalism and malicious mischief in amounts not less than the full insurable value of all buildings and other improvements on the Property. The term "full insurable value" as used herein means the actual replacement cost, including the costs of debris removal, but excluding the cost of constructing foundations, footings and excavations.

         (2) Comprehensive general public liability insurance covering the legal liability of Owner and Lessee against claims for bodily injury, death or property damage, occurring on, in or about the Property or occurring as a result of ownership of facilities located on the Property, with "single limit" coverage in the minimum amount of Three Million Dollars ($3,000,000) in respect of personal injury or death and One Million Dollars ($1,000,000) with respect to property damage, with riders attached naming the Owner and the Trustee as additional insured. Coverage shall be carried on an occurrence basis with respect to any one occurrence, accident , disaster or incidence of negligence. Coverage shall include "premises/operations", independent contractors" and "blanket contractual" liabilities.

         (3) Public liability and hazard insurance required to be maintained by the owner or occupant of the Property under any contract, agreement or recorded document affecting the Property.

         (4) Rent loss insurance sufficient to pay one year of Base Rent under each Lease.

         (5) Fully paid single premium policies of insurance issued by Chubb Custom Insurance Company insuring against loss of rent and/or cancellation of each Lease by reason of condemnation (the "Condemnation Gap Policy"). Owner shall take all actions necessary to keep the Condemnation Gap Policy in full force and effect.

         (6) Fully paid single premium insurance policies issued by American International Specialty Lines Insurance Company insuring against loss of rent and/or cancellation of each Lease by reason of the failure of the Property to comply with all Environmental Laws (the "Environmental Policy").

         (7) Worker's compensation and employer's liability insurance in all states in which the Property and any other operations of Owner are located and any other state in which Owner or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others.

         (8) Such other insurance, in such amounts and against such risks, as is customarily maintained by operators of similar properties.

Such insurance shall be written by companies of recognized financial standing which have a claims paying ability rating of at least A by national statistical rating organizations, and are legally qualified to issue such insurance, and are acceptable to the Majority Registered Owners and shall contain a standard mortgagee clause naming the Trustee as an additional insured and loss payee. Notwithstanding anything to the contrary contained in this Section 3.9, Lessee may self-insure the insurance required under Sections 3.9 (a) and (b) so long as the net worth of Lessee exceeds two hundred million dollars ($200,000,000).

         (2) Every insurance policy maintained pursuant to this Section 3.9 shall be satisfactory in form and substance to the Majority Registered Owners and shall: (i) name the Trustee as an additional insured as its interests may appear; (ii) contain a standard first mortgagee endorsement naming the Trustee as first mortgagee and loss payee; (iii) provide that the insurer waives all rights of subrogation against Owner, any successor to the Owner's interest in the Property, and the Trustee; (iv) provide that thirty (30) days prior written notice of cancellation, modification, termination or lapse of coverage shall be given to the Trustee and that such insurance, as to the interest of the Trustee, shall not be invalidated by any act or neglect of Lessee or of Owner or any other owner of the Property, nor by any change in the title ownership of the Property, nor by occupation of the Property for purposes more hazardous than that which is generally associated with retail businesses; and (v) be primary and without right or provision of contribution as to any other insurance carried by Owner or any other interested party; and
(vi) in the event any insuring company is not domiciled within the United States of America, include a United States service of suit clause (providing any actions against the insurer by the insureds are conducted within the jurisdiction of the United States of America).

         (3) Owner shall deliver to the Trustee upon the execution and delivery of this Indenture certificates of insurance (signed by an authorized insurance company representative), reasonably satisfactory to the Majority Registered Owners, evidencing all the insurance which is then required to be maintained hereunder and, within thirty (30) days prior to the expiration of any such insurance, deliver certificates of insurance evidencing the renewal of such insurance (signed by an authorized insurance company representative) evidencing the renewal of such insurance. Owner shall deliver annually to the Registered Owners of the Notes certification that Owner has maintained or has caused the Lessee to maintain all policies of insurance required to be in full force and effect under this Indenture.

         (4) Neither Lessee nor Owner shall obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required to be furnished hereunder unless the Trustee is included therein as additional insured, with loss payable as in this Indenture provided. Owner shall immediately notify the Trustee whenever any such separate insurance is obtained and shall deliver to the Trustee the policy or policies or certificates evidencing the same.

         (5) Owner shall comply and, so long as any Lease is in effect, shall use its best efforts to cause Lessee to comply with all of the terms and conditions of each insurance policy maintained pursuant to the terms of this Indenture.

         1.19 Advances by the Trustee. If Owner shall fail to perform or cause to be performed any of the covenants contained in Section 3.2, 3.3, 3.6, 3.8 or 3.9, the Registered Owners may deposit such funds necessary to perform the same on Owner's behalf, provided, with respect to Sections 3.6 and 3.8, that such performance is not then being contested in compliance with Sections 3.6(b) or 3.8(b), and all sums so paid shall be secured hereby. Once the Trustee shall have received sufficient funds from the Registered Owners and upon written notice to do so from the Majority Registered Owners, upon not less than ten (10) days notice to Owner (except in case of emergency in which event notice shall be made as soon as reasonably practicable thereafter), the Trustee shall make payments as directed in writing by the Majority Registered Owners to the Trustee. If the Trustee is not provided sufficient funds to make such payment, the Trustee shall not be obligated to perform notwithstanding any direction from the Majority Registered Owners. Owner shall repay on demand all sums so paid on its behalf with interest at the Overdue Rate, such interest to be computed from and including the date of the making of such payment to but excluding the date of such repayment.

         1.20 Negative Covenants. Owner will not (i) sell, lease, transfer, convey, assign or otherwise dispose of its interest in the Trust Estate or any part thereof except as expressly permitted in Section 4.3 of this Indenture; (ii) claim any credit on, or make any deduction from interest or premium, if any, on the principal of the Notes by reason of payment of any taxes levied or assessed or to be levied or assessed on the Trust Estate or any part thereof; (iii) create or (subject to Owner's rights to contest pursuant to Sections 3.6(b) and 3.8(b)) suffer to be created, directly or indirectly, any mortgage, lien, encumbrance, charge or other exception to title or ownership upon it or against its interest in the Trust Estate or any part thereof, other than (y) Permitted Encumbrances, and (z) as otherwise expressly permitted by this Indenture; (iv) make or permit to remain outstanding any loan to any person except as expressly permitted by this Indenture; (v) own or acquire any stock or securities of any Person or guarantee any obligation of any Person; (vi) engage directly or indirectly in any business other than the acquisition and ownership of its interests in and leasing of the Property; (vii) use moneys from any employee benefit plan (as defined in ERISA) established by Owner to perform any of Owner's obligations under this Indenture or transfer any of its interests in the Trust Estate to any such employee benefit plan; or (viii) create, assume, suffer to exist or guarantee any indebtedness for borrowed money other than the Notes, except as expressly permitted by this Indenture.

         1.21 Base Rent. The sum of the monthly payments of Base Rent under the Leases is at least equal to 105% of the sum of the Installment Payment, the Parking Reserve Amount, the Structural Reserve Amount and Trustee fees due on the related Installment Payment Date pursuant to the Notes and this Indenture. Such payments of Base Rent are sufficient to amortize the Notes in the manner and on the terms set forth in the Notes.

         1.22 Books and Records; Financial Statements; Notice of Default.

         (1) Owner will (i) keep accurate records and books of account reflecting all its financial transactions and (ii) permit the Trustee and any Registered Owner of Notes, at their expense (except during the continuance of an Event of Default, in which case, at Owner's expense), by their agents, accountants and attorneys, to inspect the Property and to visit the offices of Owner and examine its records and books of account and to discuss its affairs, finances and accounts with Owner and its accountants at such reasonable times during business hours as may be requested by the Trustee or by any Registered Owner of the Notes on reasonable notice to Owner.

         (2) Owner shall provide its balance sheet, income statement and statement of cash flow to the Trustee (and the Trustee shall deliver same, at Owner's expense, to the Registered Owners of the Notes), annually no later than ninety (90) days after the end of the calendar year, or otherwise on request of the Majority Registered Owners, but no more than four times per year and Owner shall represent that such financial statements are true and correct. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, on the request of the Majority Registered Owners Owner shall deliver such financial statements monthly to the Trustee (and the Trustee shall deliver same, at Owner's expense, to the Registered Owners of the Notes).

         (3) Owner shall certify to Trustee on a quarterly basis (no later than thirty (30) days after the end of each calendar quarter) that there have been no events of default under either this Indenture or the Leases. In any event, Owner will notify the Trustee of the occurrence of any default or Event of Default under the Notes, the Leases or this Indenture promptly, and in any event, within two (2) Business Days after becoming aware of such occurrence, and the Trustee will promptly, and in any event, within two (2) Business Days, by immediate facsimile transmission, forward a copy of any such notice to the Registered Owners of the Notes.

         1.23 Maintenance and Repair. Owner will observe and perform its maintenance and reconstruction obligations under the Leases and will enforce the provisions of the Leases requiring the Lessee to maintain and repair the Property.

         1.24 Trustee Fees. Owner will pay or cause to be paid, as the same become due and payable, all fees, disbursements and other amounts payable to Trustee, including reasonable attorneys' fees and court costs, acting in the capacity of trustee under this Indenture and payable to Trustee for taking any other actions pursuant to the Indenture, such payments to be made in accordance with the Fee Schedule set forth on Exhibit 4 attached hereto and made a part hereof.

         1.25 Environmental Condition.

               Owner represents and warrants to the Trustee and to the Registered Owners of the Notes that, to the best of Owner's knowledge except as described in the Environmental Report:

         (i)   the Property complies with all Environmental Laws;

         (1) no notices, complaints or orders of violation or non-compliance with Environmental Laws have been received by Owner and to the best of Owner's knowledge, no federal, state or local environmental investigation or proceeding is pending or threatened with regard to the Property or any use thereof or any alleged violation of Environmental Laws with regard to the Property;

         (2) the Property has not been used by Owner or, to the best of Owner's knowledge, by any prior owner to generate, manufacture, refine, produce, or process, or to store, handle, dispose, treat, transfer or transport any Hazardous Substance (except in connection with the maintenance and operation of the Property in commercially reasonable quantities as a consumer thereof, and except for storage of such household or commercial products as are customarily sold in similar retail establishments, and in either case in compliance with Environmental Laws);

         (3) no underground storage tanks or surface impoundments have been installed in the Property in violation of applicable Environmental Laws and there exists no Hazardous Substance contamination to the Property which originated on or off the Property;

         (4) the Property is free of Hazardous Substances the removal of which is required, or the maintenance of which is prohibited or penalized by any Environmental Law; and

         (5) the Property is not a facility as defined in part 201, M.C.L.A. Section 324.20101 et seq.

               Owner agrees that it (i) shall comply, and cause the Property to comply, with all Environmental Laws applicable to the Property, (ii) shall prohibit the use of the Property for the generation, manufacture, refinement, production, or processing of any Hazardous Substance or for the storage, handling, disposal, treatment, transfer or transportation of any Hazardous Substance (other than in connection with the operation and maintenance of such Property and in commercially reasonable quantities as a consumer thereof and except as to such household or commercial products customarily sold in similar retail establishments, subject to, in any event, compliance with Environmental Laws), (iii) shall not install or permit the installation on the Property of any underground storage tanks or surface impoundments and shall not permit there to exist any contamination to the Property originating on or off the Property (other than in connection with the use, operation and maintenance of the Property and then only in compliance with applicable Environmental Laws and all other applicable laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated of every government and municipality having jurisdiction over such Property and of any agency thereof) or asbestos-containing materials and (iv) shall cause any alterations of Property to be done in a way so as to not expose the persons working on or visiting the Property to Hazardous Substances and in connection with any such alterations shall remove any Hazardous Substances present upon the Property which are not in compliance with Environmental Laws or which present a danger to persons working on or visiting the Property.

               Owner agrees to protect, defend, indemnify and hold harmless Trustee, the Registered Owners of the Notes and their officers, employees, agents, successors and assigns from and against any and all liability, including all foreseeable and all unforeseeable damages including but not limited to attorney's and consultant's fees, fines, penalties and civil or criminal damages, directly or indirectly arising out of the use, generation, storage, treatment, release, threatened release, discharge, spill, presence or disposal of Hazardous Substances from, on, at, to or under the Property, and including, without limitation, the cost of any required or necessary repair, response action, remediation, investigation, cleanup or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following transfer of title to the Property. This agreement to indemnify and hold harmless shall be in addition to any other obligations or liabilities Owner may have to Trustee and the Registered Owners of the Notes at common law under all statutes and ordinances or otherwise, and shall survive the expiration or termination of this Indenture without limit of time. Owner expressly agrees that the representations, warranties and covenants made and the indemnities stated in this Indenture are not personal to Trustee and the Registered Owners of the Notes, and the benefits under this Indenture may be assigned to subsequent parties in interest, which subsequent parties in interest may proceed directly against Owner to recover pursuant to this Indenture.

               As soon as reasonably possible after obtaining knowledge thereof, Owner shall give to Trustee notice (a copy of which Trustee shall promptly forward to the Registered Owners of the Notes) of the occurrence of any of the following events: (i) the failure of the Property to comply with any Environmental Law in any manner whatsoever; (ii) the receipt by Owner of any notice, complaint or order of violation or non-compliance of any nature whatsoever with regard to the Property or the use thereof with respect to Environmental Laws; (iii) the receipt by Owner of any notice of a pending or threatened investigation or proceeding that the operations on the Property are not in compliance with any Environmental Law; or (iv) the migration or release, or a threat of migration or release of any Hazardous Substance from the Property to other property or to the Property from other property. Owner shall have the right to contest, by appropriate proceedings, diligently conducted, any notice, complaint, order or finding of violation or non-compliance with any Environmental Laws affecting the Property or any use thereof in accordance with Section 3.6(b). If Owner determines that the Property is in violation of an Environmental Law, Owner will promptly give the Trustee written notice thereof (a copy of which Trustee shall promptly forward to the Registered Owners of the Notes).

               At any time that an Event of Default shall have occurred and be continuing, or a notice, complaint, or order or finding of violation or non-compliance with Environmental Laws shall have been issued with respect to the Property, of which the Trustee has received written notice, the Trustee, after prior reasonable notice to Owner, may, and shall if directed to do so by the Majority Registered Owners, cause to be performed an environmental audit or risk assessment of the related Property and the then uses thereof. Such an environmental audit or assessment shall be performed by an environmental consultant selected by the Majority Registered Owners and shall include a review of the uses of the Property and an assessment of the possibility of violation or non-compliance of the same with Environmental Laws. All reasonable costs and expenses actually incurred by Trustee in connection with such environmental audit or assessment shall be secured hereby and billed directly to and paid by Owner; provided, however, the Trustee shall not be obligated to expend its own funds or incur any expense or cost unless funds are advanced to the Trustee or security for repayment thereof satisfactory to the Trustee is made available to it.

               If at any time an event or condition shall have occurred and be continuing which results in the Property being in violation of any Environmental Law, or a notice, complaint, or order or finding of violation or non-compliance with any Environmental Law shall have been received by Owner with respect to the Property, Owner shall, or shall cause Lessee to, diligently perform all remedial work to the Property at Owner's or Lessee's own cost and expense to bring the Property into full compliance with Environmental Laws and the requirements of this Section 3.16 by not later than the earlier of (A) twelve months from the date of discovery of such condition, (B) the end of the initial term of the related Lease and (C) the imposition of any monetary fine or penalty against Owner or Lessee as a result of such violation.

         1.26 Conduct as Separate Entity. The Owner shall keep its books and records, including, without limitation, financial statements, separate from those of all other Persons, maintain bank accounts (if any) separate from those of any other Person, conduct business exclusively in its own name, pay its obligations (including salaries of its own employees) out of its own funds and conduct all correspondence on its own letterhead and use its own invoices and checks. The Owner will not commingle its funds or assets with those of any other Person. The Owner will not enter into any agreement for the sharing, pooling or division of equity, profits, losses, benefits or cash flow. The Owner will observe all legal formalities of its independent existence, maintain its books and records as its own official records and conduct all of its activities as an entity independent of any other Person and maintain an arm's-length relationship with its affiliates. The Owner has not failed, and will not fail, to correct any misunderstanding regarding its separate identity. The Owner will maintain adequate capital and personnel in light of its contemplated business operations and will hold itself out as a separate entity.

                                  ARTICLE 4

                 Possession, Use and Release of the Property

         1.27 Lease Termination.

         (1) Promptly, and in any event, within two (2) Business Days after receipt by Owner of any notice from Lessee pursuant to Paragraphs 14 or 29 of any Lease that Lessee proposes to cancel such Lease, Owner will furnish to the Trustee a copy of such notice and any certificate, opinion or other communication delivered in connection therewith, and the Trustee shall promptly forward a copy of the same to the Registered Owners of the Notes. In the event of the termination of a Lease pursuant to Paragraph 14 of such Lease, Owner shall pay to the Trustee, in accordance with paragraph (b) below, an amount sufficient to prepay, on the scheduled termination date, the Notes and any accrued interest on the Notes. In the event of the termination of a Lease pursuant to Paragraph 29 of such Lease, Owner shall pay to the Trustee, in accordance with paragraph (b) below, an amount sufficient to prepay, on the scheduled termination date, a portion of the Notes equal to the "Allocated Payment" with respect to such terminated Lease calculated as set forth on Exhibit 5. Upon such prepayment the Trustee shall, at the direction of the Majority Registered Owners, prepare a new amortization schedule with respect to the Notes. If Owner shall not make such payment, the Trustee may, and shall if directed to do so by the Majority Registered Owners, declare a default pursuant to Section 7.1(a).

         (2) If Lessee shall elect to cancel any Lease pursuant to Paragraphs 14 or 29 of such Lease and if Owner shall make the payment referred to in paragraph (a) above, the Trustee, on the scheduled termination date, shall execute and deliver to Owner an instrument reasonably satisfactory in form and substance to Owner releasing the portion of the Property related to such Lease from the Lien of this Indenture and from the Assignment promptly after receipt of such payment, together with all other sums then due and payable under the Indenture. Payments received by the Trustee pursuant to this
Section 4.1(b) shall be applied pursuant to Article 5 (relating to Application of Moneys).

         1.28 Condemnation. Owner, promptly upon obtaining actual knowledge of any proceedings for the taking of the Property or any part thereof in condemnation or other eminent domain proceeding, shall notify the Trustee of the pendency thereof and the Trustee shall promptly forward a copy of such notice to the Registered Owners of the Notes. The Trustee may, and shall if directed to do so by the Majority Registered Owners, participate in such proceedings at the expense of Owner, and Owner will deliver all instruments reasonably requested by the Trustee to permit such participation. Any award or compensation payable in such proceedings to Owner or assigned (directly or indirectly) to Owner by Lessee is hereby assigned to and shall be paid to the Trustee, subject to the rights thereto of Lessee pursuant to the related Lease. The Trustee shall be under no obligation to question the amount of the award or compensation and may accept the same on behalf of the Registered Owners of the Notes. In any such proceeding the Trustee may be represented by counsel satisfactory to it, or as may be directed by the Majority Registered Owners, and Owner shall pay the reasonable attorneys' fees and expenses therefor. Any award or compensation so received shall be applied pursuant to
Article 5.

         1.29 Transfer of Owner's Interest in the Property. Owner shall not, directly or indirectly, transfer the legal, equitable or beneficial title to the Property or any interest therein without the prior written consent of the Majority Registered Owners. A transfer of record or beneficial ownership of any equity interest in Owner shall be deemed a transfer subject to this section. Consent to a transfer may be granted or withheld in the sole discretion of the Majority Registered Owners. Notwithstanding the foregoing, in no event may Owner directly or indirectly transfer the legal, equitable or beneficial title to the Property or any interest therein unless Owner has paid to the Trustee all unpaid principal and interest, plus Make Whole Premium and all other sums payable hereunder or with respect to the Notes.

                                  ARTICLE 5

                            Application of Moneys

         1.30 Moneys Under the Leases.

         (1) Unless and until a default shall have occurred and be continuing, moneys received by the Trustee as Base Rent or percentage rent under the Leases pursuant to the Assignment and the Subordination Agreement and any late charge on any overdue installment thereof shall be deposited in a separate account established by the Trustee (the "Collection Account") and applied as follows:

         (1) to the payment of trustee fees pursuant to Section 3.15 hereof;

         (2) to the Installment Payments required to be made on the Notes (and interest on any overdue amount thereof) on or about the date on which such Base Rent is due, and if insufficient to pay such amount in full, pro rata to each Registered Owner in proportion to the amount of the Installment Payment required to be made on the Note held by such Registered Owner, and then to any other sums then due and owing hereunder; and

         (3)   to the Reserve Account, the Structural Reserve Amount; and

         (4)   to the Reserve Account, the Parking Reserve Amount; and

         (5) to the payment or performance of any obligation of Owner under any of the Leases which remains unpaid or unperformed; and

         (6) the excess, if any, of any Base Rent or other payment after the application thereof pursuant to clauses (i) through (v) hereof shall be paid to Owner; provided, however, that if an Event of Default shall have occurred and be continuing, such excess shall be retained by the Trustee as security for Owner's obligations under this Indenture.

         (2) Unless and until a default shall have occurred and be continuing, any moneys held by the Trustee, including the moneys held on deposit in the Collection Account and the Reserve Account shall be invested in Permitted Investments (except for moneys being held by the Trustee overnight). Any interest earned on amounts on deposit in the Collection Account or in the Reserve Account shall be deposited into the Collection Account or into the Reserve Account, as the case may be, and shall thereafter become part of such account.

         (3) If a default shall have occurred and be continuing, any amounts held by Trustee pursuant to Section 5.1(a)(v) above shall, at the option of the Majority Registered Owners, be applied to the prepayment of the Notes at a price equal to the principal amount thereof to be prepaid, plus accrued and unpaid interest thereon and a Make Whole Premium. If the default is cured within any permitted cure period, if any, and all costs associated with such cure are paid, any remaining balance of such funds shall be paid to Owner.

         (4) Any other moneys, including expense reimbursements, received by the Trustee under the Leases pursuant to the Assignment shall be applied by it to the purposes for which such moneys were paid (including, where applicable, to the reimbursement of Owner for monies paid for Lessee's account pursuant to any Lease). Late charges or interest on delinquent payments under any Lease shall be available for application to interest on the Notes at the Overdue Rate.

         1.31 Reserves.

         (1) Each month, Owner shall deposit with the Trustee an amount equal to the sum of the Structural Reserve Amount and the Parking Reserve Amount, which shall be held by the Trustee in a separate account (the "Reserve Account"). All sums on deposit from time to time in the Reserve Account, including interest earned thereon, are for the benefit of Owner but shall be held by the Trustee in a separate account as security for the performance by Owner of its obligations under the Leases. Owner hereby grants to the Trustee a security interest in such sums.

         (2) Amounts on deposit in the Reserve Account are held for the purpose of securing Owner's obligations to make certain capital repairs and replacements under the Leases (including parking lot light structures, parking areas, roof and building structures). If Owner shall fail to perform or cause to be performed any of its obligations or covenants contained in any Lease of which the Trustee has actual notice and following notice to the Registered Owners, the Trustee, at the direction of the Majority Registered Owners, may withdraw from the Reserve Account the funds necessary to perform the same on Owner's behalf, and all sums so paid shall be secured hereby. Within three days, Owner shall redeposit or cause to be redeposited into the Reserve Account the amount of such sums expended by the Trustee on Owner's behalf. In addition, the Trustee shall withdraw funds from the Reserve Account, up to the amount of funds then on deposit in the Reserve Account, and reimburse Owner for any amounts actually paid by Owner for capital repairs and replacements required by the Leases to be made by Owner, provided that no Event of Default shall have occurred and be continuing and provided further that Owner shall have delivered to the Trustee (i) copies of bills from contractors showing that such repairs and replacements have actually been performed, (ii) evidence in a form satisfactory to the Majority Registered Owners that such bills have been paid and (iii) a certificate, signed by an authorized officer of Owner, certifying that (A) such repairs and replacements are complete and have been properly performed, (B) Owner has discharged in full its obligations under the applicable Lease with respect to the completion of such repairs and replacements, and (C) no event of default by Owner shall have occurred and be continuing under such Lease with respect to the completion of such repairs and replacements. To the extent such funds have not been called upon pursuant to the preceding sentence, the Trustee shall pay to Owner the balance of such funds upon the payment in full of the Notes

         1.32 Proceeds of Insurance, Condemnation Awards, Minor Releases. Moneys received by the Trustee as payment for loss under any policy of insurance (other than the Condemnation Gap Policy, the Environmental Policy, rent loss or mortgage title insurance) or as an award or compensation for the taking, in condemnation or other eminent domain proceedings, of the Property or any part thereof or interest therein or a conveyance to a condemning authority on a negotiated basis in lieu of condemnation, shall be paid as provided in the Leases. If such amounts exceed the amount required to be paid for restoration of the Property, the excess shall, at the option of the Majority Registered Owners, be retained by the Trustee and be applied in their entirety on the next Installment Payment Date, but after payment of the regular Installment Payment due on such date, to the prepayment in whole or in part, as the case may be, of the unpaid principal amount of the Notes, plus accrued and unpaid interest thereon to the date fixed for payment, at a price equal to 100% of the principal amount thereof to be prepaid, without a Make-Whole Premium and allocated among the Notes in accordance with Section 6.2(b) (relating to Prepayment of Notes) and the balance, if any, after such prepayment and all other amounts to be paid hereunder shall be paid to Owner in the case of condemnation awards or Lessee to the extent provided in the Leases as determined by the Majority Registered Owners in the case of insurance proceeds, in each case, provided no Event of Default has occurred and is continuing, and forever released from the Trust Estate. If a default or Event of Default has occurred and is continuing, all such proceeds shall, at the option of the Majority Registered Owners, be applied to the Notes. Proceeds of mortgage title insurance shall be held as part of the Trust Estate.

         (b) In the event of a casualty that occurs prior to the final three
(3) years of the term of any Lease, proceeds of any casualty insurance received on account of such casualty shall be delivered to the Trustee and deposited by the Trustee into a construction escrow account as directed by the Majority Registered Owners and provided in Paragraph 14 of each Lease. Within ten (10) days after the deposit of such casualty insurance proceeds into the construction escrow account, the Trustee will use the funds in such account to purchase the Performance Bond which will guarantee completion of the restoration of the Property within two hundred seventy (270) days after the casualty, failing which such Performance Bond will pay an amount to the Trustee which is sufficient to pay the outstanding indebtedness under the Notes and should any such payment under the Performance Bond be made to the Trustee, the Majority Registered Owners may direct the Trustee to prepay the Notes.

                                  ARTICLE 6

                             Prepayment of Notes

         1.33 Generally. No prepayment of Notes may be made except to the extent and in the manner expressly required by this Indenture or as permitted pursuant to Section 6.3 (relating to Optional Prepayment). Any prepayment of Notes pursuant to Article 4 or 5 shall be made in accordance with the provisions of Section 6.2.

         1.34 Notice of Prepayment; Deposit of Money.

         (1) In the case of any prepayment of the Notes pursuant to Section
6.3 or Article 4 or 5 hereof, notice thereof shall be sent by the Trustee to the Registered Owner of each Note at its address appearing on the Register as soon as practical but in any event at least thirty (30) days prior to the date fixed for prepayment. Each such notice shall specify date fixed for prepayment, the principal amount of each Note to be prepaid and the premium, if any, to be paid and setting forth a pro forma calculation of the Make Whole Premium. If Base Rent under any Lease will be reduced in connection with the event giving rise to the prepayment, Owner shall additionally cause to be delivered to the Trustee and each Registered Owner of a Note a certificate of Lessee specifying the amount of minimum rent thereafter to become due under such Lease. On or prior to the date fixed for any prepayment of the Notes, the moneys required for such prepayment shall be deposited or caused to be deposited with the Trustee by Owner. Interest on any Note designated for prepayment shall cease upon the date fixed for prepayment unless default shall be made in the prepayment thereof to the Trustee, by 11:00 a.m. on such date.

         (2) In case of the partial prepayment of Notes pursuant to Article 4 (relating to Possession, Use and Release of the Property) or 5 (relating to Application of Moneys) hereof, the aggregate outstanding principal amount of the Notes to be prepaid shall be prorated by the Trustee among the Registered Owners of Notes in the proportion which the Outstanding Principal Amount of the Notes held by each such Registered Owner bears to the aggregate Outstanding Principal Amount of the Notes. Upon any such partial prepayment, each Installment Payment which shall thereafter be payable on any Note shall be proportionately reduced, in accordance with actuarial practice as directed by the Majority Registered Owners, such that upon the due payment of all remaining Installment Payments there shall have been paid to the Registered Owner of each such Note the entire unpaid principal amount thereof together with accrued interest thereon.

         (3) On or prior to each date of a partial prepayment of Notes, Owner shall prepare or procure three copies of a new amortization schedule with respect to each Note, satisfactory to the Registered Owners of Notes, setting forth the amount of the interest portion and the principal portion of each Installment Payment thereafter to be made on such Note and the amount of the principal of such Note that will remain unpaid after each such Installment Payment is made. Owner shall retain one of such copies and deliver the remaining two copies of the Trustee. The Trustee shall retain one of such copies and deliver the remaining copy to the Registered Owner of the related Note.

         (4) In the case of any prepayment of the Notes pursuant to Section
7.1 hereof, notice thereof shall be mailed by Owner to the Registered Owner of each Note at its address appearing on the Register as soon as practical but in any event at least three (3) Business Days prior to the date fixed for prepayment. Each such notice shall specify the date fixed for prepayment, the principal amount of each Note to be prepaid, and the accrued and unpaid interest to be paid and any other amounts due and payable hereunder which were to be paid. On or prior to the date fixed for any prepayment of the Notes, the money required for such payment shall be deposited or caused to be deposited with Trustee by Owner. Interest on any Note designated for prepayment shall cease upon the date fixed for prepayment unless default shall be made in the prepayment thereof to Trustee by 11:00 a.m. on such date.

         1.35 Optional Prepayment. Owner may not prepay any portion of the Notes during the first five (5) years of the term of the Notes. Commencing in the sixth (6th) year of the term of the Notes, Owner may, at its option, prepay the Notes, in whole, at any time upon compliance with the provisions of Section 6.2 at a price equal to the Outstanding Principal Amount of the Notes plus accrued and unpaid interest thereon to the date fixed for prepayment plus the Make-Whole Premium.

                                  ARTICLE 7

                        Events of Default and Remedies

         1.36 Events of Default. If one or more of the following Events of Default shall happen, that is to say:

         (1) if default shall be made in payment of the principal, interest, or premium, if any, on any Note on the date the same becomes due and payable, either as an Installment Payment, at maturity, as part of any prepayment or otherwise, including without limitation, the failure to make any payment pursuant to Section 4.1(a) hereof, as set forth in the Notes and this Indenture provided any such default shall have continued for five (5) days after the due date of such Installment Payment;

         (2) if any Lease shall be terminated before the expiration of the term thereof for any reason (other than a termination under Paragraph 29 of any Lease) or if any Lease shall in any way be amended or modified or shall be encumbered by or through Owner without the prior written consent of the Registered Owners of the Notes required to consent thereto pursuant to
Section 3.5 (relating to the Leases; the Assignment) of this Indenture (except as otherwise expressly provided for herein or therein);

         (3) if Owner fails to maintain or to cause to be maintained any policy of insurance required under this Indenture;

         (4) if any representation or warranty of Owner or Lessee set forth in the Note Agreement, the Leases, this Indenture, the Assignment, the Subordination Agreement or the Radius Agreement (herein in this Section 7.1 called the Documents) or any notice, certificate, demand or request delivered to the Trustee or the Registered Owner of any Note pursuant to any of the Documents shall be false or misleading, as of the time when the same shall have been made or as to continuing warranties as of any time when the same shall be in effect, in a way material and adverse to the Trustee or the Registered Owner of any Note;

         (5) if default by Owner shall be made in the due observance or performance of any covenant or agreement contained in Section 3.5 (relating to the Documents of Record), Section 3.6(a) (relating to Existence), Section
3.11 (relating to Negative Covenants), Section 3.12 (relating to Base Rent) or Section 4.3 (relating to Transfer of Owner's Interest in the Property) hereof or contained in Section 7 of the Note Agreement (relating to representation and warranties), or if Owner or Lessee shall fail to observe the provisions of the Assignment;

         (6) if default shall be made in the due observance or performance of any other covenant, condition or agreement of Owner contained herein or in the Notes which is not the result of an event of default (as defined in the Leases) under any Lease and any such default shall have continued for thirty
(30) days; provided that if any such default cannot be cured by the payment of money and cannot with due diligence be cured within such 30-day period and if the cure of such default shall be promptly commenced and prosecuted with diligence and Owner shall have notified the Trustee and the Registered Owners of the Notes thereof, the period within which such default may be cured shall be extended for such an additional period of time as may be reasonably necessary to cure such default with diligence and continuity, provided however, the total period in which such default may be cured is not to exceed ninety (90) days;

         (7) if an event of default by Owner or Lessee under any Lease shall have occurred and be continuing;

         (8) if a receiver, United States Trustee, trustee or liquidator (or other similar official) of Owner, shall be appointed in any proceeding or by a federal or state officer or agency and shall not be discharged within ninety (90) days after such appointment, or if Owner shall consent to such appointment, or if a custodian for purposes of any federal bankruptcy statute of substantially all of the assets of Owner is appointed or otherwise takes possession thereof and shall not be discharged within sixty (60) days, or if by decree of such court Owner shall be adjudicated bankrupt or be declared insolvent under any federal or state bankruptcy law or if an order for relief shall be entered in any bankruptcy proceeding affecting Owner and such decree or order is not vacated or stayed within ninety (90) days after entry;

         (9) if Owner shall file a petition commencing a voluntary case with respect to Owner under any federal bankruptcy or similar law or shall make a general assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver of the Trust Estate or any part thereof, or if a petition or an answer proposing the reorganization or liquidation of Owner, as debtor, pursuant to the Federal Bankruptcy Code or any similar law, federal or state, shall be filed by Owner, and approved by, any court;

         (10) if any of the creditors of Owner shall commence an involuntary case to reorganize or liquidate Owner pursuant to the Federal Bankruptcy Code or any similar law, federal or state, and if such petition shall not be discharged, denied or otherwise disposed of within ninety (90) days after the date on which such petition was filed; and

         (11) if final judgment for the payment of money shall be rendered against Owner and Owner shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secured a stay of execution pending such appeal.

         Then in every such case, during the continuance of any Event of
Default:

         I. The Trustee, upon the request of the Majority Registered Owners, shall by notice to Owner (except in the case of a sale of the Property by Owner in violation of any covenant or agreement contained in Section 4.3 relating to Transfer of Owner's Interest in the Property, in which case Owner hereby expressly waives notice) declare the principal amount of the Notes (if not then due and payable) and all other amounts then due and payable on the Notes and under this Indenture to be due and payable immediately, together with the Make-Whole Premium to the extent permitted by law, and upon any such declaration the principal of the Notes and all such other amounts shall become and be immediately due and payable, anything in the Notes or in this Indenture contained to the contrary notwithstanding, provided, however, that if such Event of Default shall have occurred under Section 7.1(h), (i) or
(j), or under Section 7.1(g) or is the result of the occurrence of an event of default under Paragraph 17 of any Lease (relating to Default and Remedies) then no written notice shall be required but acceleration shall occur immediately upon such Event of Default.

         II. Subject to Lessee's rights under the Leases, the Trustee, or by its agents or attorneys, may enter into and upon the Property and may exclude Owner and its respective agents and servants wholly therefrom; and, at the expense of the Trust Estate, may use, operate, manage and control the same and conduct the business thereof, may maintain and restore the Trust Estate, may insure and reinsure the same and may make all necessary or proper repairs, renewals and replacements and any useful alterations, additions, betterments and improvements thereto and thereon, all as the Trustee may deem advisable; and in every case, the Trustee shall have the right to manage and operate the Trust Estate and to carry on the business thereof and exercise all rights and powers of Owner with respect thereto either in the name of Owner or otherwise as directed by the Majority Registered Owners. The Trustee may, at Owner's expense, obtain a phase I environmental audit report, or the equivalent, of the Property from a qualified engineer and a phase II or full environmental audit report for the Property for which a potential violation of any Environmental Law is disclosed by a phase I audit. If remediation of any environmental condition of the Property is recommended or required, then the Owner shall pay the costs of such remediation. The Trustee shall be entitled to collect and receive all earnings, revenues, rents, issues, awards, proceeds, profits and income of the Trust Estate and said earnings, revenues, rents, issues, awards, proceeds, profits and income are hereby assigned to the Trustee, its successors and assigns, for the benefit of the Registered Owners of the Notes. After deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, improvements, betterments and additions and taxes, assessments, environmental audits, insurance and other proper charges upon the Trust Estate, as well as reimbursement of out-of-pocket expenses reasonably incurred by the Trustee or by any Registered Owner of the Notes in connection herewith, reasonable compensation for the services of the Trustee and all attorneys, servants and agents by the Trustee properly engaged and employed (including compensation and expenses in connection with any appeal), the money arising as aforesaid shall be applied as follows:

         (1) in case an Event of Default described in clause (a) of this Section shall not have happened, first to the payment of the Installment Payments and any other payments of the principal of the Notes and interest and Make-Whole Premium, if any, thereon, when and as the same shall become payable, second to the payment of any other sums required to be paid by Owner under this Indenture, and third, to the payment of the surplus, if any, to whomsoever shall be entitled thereto; or

         (2) in case an Event of Default described in clause (a) of this Section shall have happened, in the order of priorities set forth in Section 7.2(d) after clause first thereof.

         III. The Trustee may institute or cause to be instituted an action for the foreclosure of this Indenture and the sale of the Property pursuant to the judgment or decree of a court or courts in the county or counties in which the Premises subject to the Leases are located. The purchaser at any sale made under or by virtue of this Indenture or pursuant to any judgment or decree of court shall take title to the Property or the part thereof so sold free and discharged of the estate of Owner therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Trustee, may purchase at any such sale. Trustee is hereby irrevocably appointed the attorney-in-fact of Owner in its name and stead to make all appropriate transfers and deliveries of the Property or any portions thereof so sold and, for this purpose, Trustee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Owner hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Owner shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Trustee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Indenture, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Owner in, to and under the Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Owner, its successors and assigns, and against any all persons claiming or who may claim the same, or any part thereof, by, through or under Owner, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable. In the event of a foreclosure sale pursuant to this Indenture or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the Lien of this Indenture, all right, title and interest of Owner in and to all policies of insurance required under the provisions of Section 3.9 of this Indenture shall inure to the benefit of and pass to the successor in interest of Owner or the purchaser or grantee of the Property or any part thereof so transferred.

         IV. The Trustee, with or without entry, personally or by their co-trustee, agents or attorneys, may (after notice to Owner) sell the Trust Estate and all estate, right, title, interest, claim and demand therein and in bar of the right of redemption (statutory or otherwise) at one or more private (if and to the extent permitted by applicable law) or public sales, as an entirety or in parcels and at such times and places and upon such terms as may be specified in the notice or notices of sale to be given to Owner or as may be required by applicable law. Any number of sales may be conducted from time to time. The power of sale shall not be exhausted by any one or more such sale as to any part of the Trust Estate remaining unsold, but shall continue unimpaired until all of the Trust Estate shall have been sold or the Notes and all indebtedness of Owner secured hereby shall have been paid. In addition, as to the Property, the Trustee will have the statutory power of sale, if any, as may be provided by the law of the state in which such Property is located. As to the Property this Indenture is made upon the statutory conditions provided for by the laws of the state in which such Property is located.

         V. The Trustee may take all steps to protect and enforce its rights and remedies provided hereby or by applicable law, whether by action, suit or proceeding in equity or at law (for the complete or partial foreclosure hereof or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as the Trustee shall deem most effectual to protect and enforce the same and Owner hereby assents to a decree in any such proceeding.

         VI. The Trustee will have all rights and remedies provided to a secured party by the Uniform Commercial Code with respect to such portion of the Trust Estate, if any, as is governed by the Uniform Commercial Code, and this instrument shall constitute a security agreement under the Uniform Commercial Code.

         VII. The Trustee shall be and hereby is appointed the agent and attorney-in-fact of Owner to exercise any and all rights that Owner is permitted to exercise under any contract, agreement or other instrument which is part of the Trust Estate including, but not limited to, the Leases.

         VIII. The Trustee may apply all funds held in the Reserve Account to any and all sums due hereunder.

         1.37 Sale of Property; Application of Proceeds.

         (1) In connection with any sale under this Article 7, the Trustee may postpone the sale of the Trust Estate by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

         (2) Upon the completion of any sale made by the Trustee under or by virtue of this Article, the Trustee shall execute and deliver to the purchaser a good and sufficient deed and other instruments conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. The Trustee is hereby irrevocably appointed the true and lawful attorney of Owner and any subsequent owner of the Trust Estate to make, in its own name and stead or in the name of Owner, all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose the Trustee may execute all necessary deeds and instruments of assignment and transfer and may substitute persons with like power, Owner or any subsequent owner of the Trust Estate hereby ratifying and confirming all that their said attorney or substitutes shall lawfully do by virtue hereof. Nevertheless, Owner or any subsequent owner of the Trust Estate, if so requested in writing by either Trustee, shall ratify and confirm any such sale by executing and delivering to the Trustee or to such purchasers any instrument which, in the reasonable judgment of the Trustee, is suitable or appropriate therefore. Any such sale made under or by virtue of this Article whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Owner in and to the property and rights so sold, and shall be a perpetual bar at law and in equity against Owner and its successors and assigns and any and all Persons who claim or may claim the same from, through or under Owner or its successors or assigns.

         (3) The receipt by the Trustee for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the Trust Estate sold as aforesaid; and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any purpose hereof, shall be answerable in any manner whatsoever for any loss, misapplication or non-application of any of such purchase money or shall be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         (4) In the event of any sale made under or by virtue of this Article (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of and interest and Make-Whole Premium, if any, on the Notes and all other sums required to be paid by Owner pursuant hereto, if not previously due and payable, shall immediately become due and payable, anything in the Notes or in this Indenture to the contrary notwithstanding. The purchase money or proceeds of any sale made under or by virtue of this Article, together with any other sums which then may be held by the Trustee as part of the Trust Estate or the proceeds thereof, shall, unless otherwise required by applicable law, be applied: first, to the payment of the costs and expenses of such sale, including any amounts then owed to the Trustee pursuant to this Indenture and of any judicial proceeding wherein the same may be made, second, to the payment of the whole amount then owing on the Notes for the payment of accrued and unpaid interest and Make-Whole Premium, if any; third, to the payment of the whole amount then owing on the Notes for the payment of the principal; fourth, to the payment of any other sums secured by this Indenture; and fifth, to the payment of the surplus, if any, to Owner or whosoever shall be lawfully entitled thereto. Such application of proceeds pursuant to clauses second and third shall be pro-rated among the outstanding Notes without preference or priority.

         1.38 Purchase by Trustee. Upon any sale made under or by virtue of this Article (whether made under any power of sale herein granted or under or by virtue of any judicial proceedings or of a judgment or decree of foreclosure and sale), the Trustee, on behalf of the Registered Owners of Notes may bid for and acquire the Trust Estate or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Owner secured by this Indenture the net proceeds of sale after deduction of all costs, expenses, and other amounts to be paid therefrom as herein provided. The Person making such sale shall accept such settlement without requiring the production of the Notes, and without such production there shall be deemed credited thereon the net proceeds of sale ascertained and established as aforesaid. The Trustee upon so acquiring the Trust Estate or any part thereof, shall be entitled to hold, deal with and sell the same in any manner permitted by applicable laws.

         1.39 Receivers. During the continuance of any Event of Default hereunder, immediately upon the commencement of any legal proceeding by the Trustee, for or in aid of the enforcement of the Notes or of this Indenture, and without regard to the adequacy of the security of the Trust Estate, the Trustee shall be entitled to the appointment of a receiver or receivers of the Trust Estate and of all the earnings, revenues, rents, issues, profits and income thereof, and Owner hereby consents to any such appointment.

         1.40 Remedies Cumulative. No remedy herein shall be exclusive of any other remedy or remedies, and each such remedy shall be cumulative and in addition to every other remedy given hereunder, under the Assignment or under any other applicable document or now or hereafter existing at law or in equity; and every power and remedy of the Trustee hereunder, under the Assignment or under any other applicable document may be exercised from time to time and as often as may be deemed expedient by the Trustee. No delay or omission of the Trustee to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

         1.41 Cross-Default and Cross-Collateralization of Notes. Borrower hereby acknowledges and agrees that the obligations under the Leases are cross-defaulted such that a failure of payment under any Lease will cause a default to occur under the Notes. Borrower hereby further acknowledges and agrees that the mortgages, assignments and security interests granted herein and in the other Operative Documents (as defined in the Note Agreement) with respect to each Property and Lease as collateral for the Notes are cross-collateralized with every other Property and Lease such that upon any default by Owner under any Operative Document or upon a default by Lessee under any Lease, the entire principal amount of the Notes and all other amounts then due and payable on the Notes and under this Indenture may, at the option of the Majority Registered Owners, be declared to be due and payable immediately, together with the Make-Whole Premium.

         1.42 Waiver of Rights. To the extent not prohibited by applicable law, Owner agrees that it will not at any time or in any manner whatever claim or take any benefit of any stay, extension or moratorium law which may affect the terms of this Indenture, the Assignment or any other applicable document; nor claim or take any benefit of any law providing for the valuation or appraisal of the Trust Estate or any part thereof prior to any sale thereof; nor, prior to or after any such sale, claim or exercise any right to redeem the property so sold or to be sold or any part thereof or equity of redemption in connection therewith; and Owner hereby expressly waives all benefit or advantage of any such law and covenants not to hinder, delay or impede the execution by either Trustee of any power or remedy granted in this Indenture, in the Assignment, in any other applicable document or available at law or in equity, but to suffer and permit the execution of every power and remedy as though no such law existed. To the extent not prohibited by applicable law, Owner waives all right to have the Trust Estate marshaled upon any foreclosure hereof.

         1.43 Waiver of Remedies. Subject to Article 9, the Trustee, upon the written request of the Registered Owners of not less than 66_% in Outstanding Principal Amount of the Notes, shall waive any default hereunder and its consequences. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         1.44 Suits by Trustee. All rights of action under this Indenture, under the Assignment or under any of the Notes may be enforced by the Trustee without the possession of any of the Notes and without the production thereof at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Trustee shall be brought in their names as Trustee, and any recovery of judgment shall be for the ratable benefit of the Registered Owners of the Notes then outstanding.

         1.45 Direction of Remedies. The Majority Registered Owners shall have the right by an instrument in writing delivered to the Trustee to direct the time, method and place of conducting any proceeding with respect to this Indenture, the Assignment or any other applicable document and the right of exercising any power or trust conferred upon the Trustee hereunder, subject to the provisions of Section 8.1; provided, however, that for five (5) Business Days the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the proceeding so directed would involve it in personal liability unless provided with an indemnity against such liability pursuant to Section 8.1. If the Trustee determines that it will not proceed without an indemnity, it shall so notify the Registered Owners within two (2) Business Days of its decision. If no such instrument has been received from the Registered Owners of the Notes, the Trustee may take such action, if any, as the Trustee shall determine after ten (10) days' notice to the Registered Owners of the outstanding Notes specifying the proposed action by the Trustee.

         1.46 Suits by Registered Owners. In case an Event of Default shall have happened and be continuing, and the Majority Registered Owners shall have requested the Trustee to take action with respect thereto, and the Trustee shall have failed for fifteen (15) days to comply with such request, then any Registered Owner of any Note shall have the right to institute proceedings against Owner for the collection of the sums then due and unpaid, subject in all instances to the same restrictions as would have been applicable to the Trustee if the Trustee had taken or attempted to take the requested action.

         1.47 Expenses and Services After an Event of Default. When the Trustee incurs expenses or render services after the occurrence of an Event of Default described in Section 7.1(h), (i) or (j), the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.

                                  ARTICLE 8

                                 The Trustee

         1.48 Right and Obligations of Trustee.

         (1) The Trustee accepts the trust hereby created and agrees to perform the duties herein required of it upon the terms and conditions hereof. The Trustee shall perform only ministerial acts unless the Trustee receives written instructions by the Majority Registered Owners. The Trustee shall do all things consistent with and subject to such written instructions in order to enforce the provisions of this Indenture or to take any action with respect to an Event of Default, or to institute, appear in or defend any suit or other proceeding with respect thereto, or to protect the interests of the Registered Owners of the outstanding Notes. If no Event of Default shall be continuing, the Trustee shall be responsible for the performance of only such duties as are specifically set forth in this Indenture or any agreement or other instrument referred to herein and no implied obligations shall be read into this Indenture or such agreement or other instrument against the Trustee, and the Trustee shall not be answerable or accountable except for its own bad faith, wilful misconduct or negligence and, subject to Section 10.1, Owner agrees to indemnify, defend and save harmless the Trustee against and from any liability and damages which Trustee may incur or sustain, in good faith and without gross negligence in the exercise and performance of any of Trustee's powers and duties hereunder; nor shall the Trustee be accountable for the use of any proceeds from the sale of the Notes. Except as otherwise expressly set forth in Section 8.1(1) of this Indenture, the Trustee shall be under no obligation to take any action to protect, preserve or enforce any rights or interests in the Trust Estate which, in the Trustee's judgment, shall be likely to involve unusual expense or personal liability, unless one or more of the Registered Owners shall furnish to the Trustee reasonable indemnity against liability and expense (which in the case of any Institutional Investor shall mean the written agreement of such Institutional Investor to indemnify the Trustee against any such liability and expense). If the Trustee determines that it will not proceed without an indemnity within two (2) Business Days, it shall so notify the Registered Owners of its decision. The Trustee in its individual or any capacity, may become the payee, Registered Owner or pledgee of Notes, with the same rights which it would have if it were not the Trustee hereunder, subject to its fiduciary duties hereunder.

         (2) The Trustee shall receive its established and customary default administration compensation during the continuance of an Event of Default.

         (3) For the compensation and reimbursement of expenses referred to in Sections 3.15, 8.1(b) and 8.1(d) and the indemnity referred to in Section 8.1(a), the Trustee shall be secured hereunder prior to the Notes.

         (4) The Trustee shall incur no liability in acting upon any signature, notice, request, consent, certificate, opinion or other instrument reasonably believed by the Trustee to be genuine. In administering the trusts, the Trustee may act directly or through their agents or attorneys and may, at the expense of Owner during the continuance of an Event of Default, consult with counsel, accountants and other skilled persons to be selected and employed by them, and the reasonable expenses thereof shall be paid by Owner (but only if such expenses are incurred during the continuance of an Event of Default) and the Trustee shall not be liable for anything done, suffered or omitted in good faith by the Trustee in accordance with the opinion of any such person who the Trustee has selected with reasonable care.

         (5) The Trustee shall not be held responsible for the legality or validity hereof or of the Notes. In executing this Indenture, the Trustee makes no covenant or representation as to the rights of the Registered Owners of the Notes, or the title of Owner to, or the condition of, the Trust Estate or the sufficiency of the security for the Notes afforded thereby.

         (6) Whenever in administering the trusts, the Trustee shall deem it necessary or desirable that a matter be established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively established by an instrument purporting to be signed by Owner's manager or its officers, as applicable, and delivered to the Trustee, and unless the Trustee has actual knowledge (as such term is defined in subparagraph (n) of this Section 8.1) to the contrary, such instrument shall be full warrant to the Trustee for any action taken, suffered or omitted by them in reliance thereon.

         (7) Subject to Section 8.1(l) and Section 8.1(p), the Trustee shall have no duty to see to any recording or filing or registration of this Indenture, any instrument of further assurance, any financing statement or amendments or supplements to any of said documents, or to see to the payment of any fees, charges or taxes in connection therewith, or to give any notice thereof, or to effect or renew any insurance or see to the collection or application of any insurance moneys or condemnation awards, or to ascertain whether the property of Owner is adequately or properly insured, or to see to the payment of any tax, assessment or other governmental charge which may be levied or assessed on the Trust Estate or against Owner.

         (8) The Trustee shall have no duty to calculate the Make-Whole Premium or to verify any amortization schedules or any financial or other statements or reports or certificates furnished pursuant to any provision hereof, and they shall be under no other duty in respect of the same, except to retain the same in their files, and permit the inspection thereof at reasonable times by the Registered Owners of any Notes and to the extent provided in Section 8.10 hereof. The Trustee shall seek the direction of the Majority Registered Owners as to the calculation of the Make-Whole Premium.

         (9) Except as set forth in Section 2.3, the Trustee shall not be concerned with, accountable to or liable to any person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions hereof.

         (10) In accepting the Trust Estate, the Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons, other than Owner and the Registered Owners of the Notes, having any claim against the Trustee hereunder (other than for the Trustee's own bad faith, wilful misconduct or negligence) shall look only to the Trustee's rights in and to the Trust Estate for payment or satisfaction thereof.

         (11) Except as otherwise expressly provided, the Trustee shall not be required to inquire as to the performance or observance of any of the covenants or agreements herein or in any other instruments to be performed or observed by Owner. The Trustee shall not be deemed to have notice or knowledge of any default or Event of Default (except default in the payment of moneys to the Trustee which are required to be paid to the Trustee on or before a specific date or within a specified time after receipt by the Trustee of a notice or certificate which was in fact received and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Trustee by any provision hereof), unless the Trustee or any officer of the Trustee shall have actual knowledge that a default or an Event of Default has occurred or unless the Trustee or any officer of the Trustee shall receive from Owner, Lessee or the Registered Owner of a Note written notice stating that a default or an Event of Default has occurred and specifying the same, and in the absence of such notice, the Trustee may assume that there is no such default or Event of Default, except as aforesaid. Promptly after obtaining such actual knowledge or notice (including, without limitation, with respect to any of the matters set forth in the parenthetical clause above in this Section 8.1(k)), the Trustee shall send notice to each Registered Owner of an outstanding Note and the Owner specifying such default or Event of Default, specifying what actions, if any, the Trustee is taking or has taken with respect thereto and/or requesting instruction from such Registered Owners with respect thereto. In the case of any default in the payment of moneys to the Trustee which are required to be paid to the Trustee on or before a specified date, the Trustee shall, within one Business Day after such default, provide notice thereof (i) to Owner,
(ii) to Lessee, and (iii) to each Registered Owner of an outstanding Note. Such notice(s) to Owner and, if applicable, Lessee shall include demand for interest on such late payment at the Overdue Rate. Promptly, and in the case of default in the payment of money within one Business Day, after obtaining actual knowledge or notice (including, without limitation, with respect to any of the matters set forth in the first parenthetical clause above in this
Section 8.1(k)) of an Event of Default described in Section 7.1(g), or an Event of Default which has resulted from an Event of Default described in
Section 7.1(g), the Trustee shall notify Owner of such Event of Default or default.

         (12) If Owner fails to timely file, or cause the timely filing of, all appropriate Uniform Commercial Code continuation statements with respect to the Trust Estate at least thirty (30) days prior to the last day on which such statements may be filed in order to comply with Section 3.3 hereof, the Trustee shall notify each Registered Owner of the Notes that such continuation statements have not been filed and will execute and file such continuation statements. The Trustee shall be required only to monitor Owner's filing of continuation statements relating to original financing statements for which the Trustee has been provided acknowledgment copies, or with respect to which the Trustee has been notified of a change of address of the debtor. The Trustee shall monitor the insurance required under Section
3.9 hereof including receipt of certificates of insurance required to be furnished by paragraph (c) thereof and notices of cancellation, modification, termination or lapse of coverage. In the event Trustee does not timely receive any required certificate or receives any such notice, it shall immediately notify each Registered Owner thereof.

         (13) The Trustee represents and warrants that it is duly authorized under applicable law, its articles of organization and its by-laws to authenticate the Notes, and to execute and deliver this Indenture; all corporate action, necessary or required therefor has been duly and effectively taken or obtained. The Indenture is a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to bankruptcy, insolvency and equitable remedies provided by law..

         (14) The Trustee shall be deemed to have "actual knowledge" within the terms of this Section 8.1 at such time as a responsible officer or responsible employee of the Corporate Trust Department in his or her capacity as such has such actual knowledge.

         (o) Except as set forth in Section 2.3 of this Indenture none of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the Trustee shall reasonably believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (p) The Trustee shall prepare and execute continuation statements in accordance with subsection (l) of this Section 8.1 as required by the local law of each state in which a Property is located to continue the effectiveness of the financing statements filed pursuant to this Indenture. The Trustee shall be required only to prepare and execute continuation statements relating to original financing statements for which the Trustee has been provided acknowledgment copies, or with respect to which the Trustee has been notified of a change of address of the debtor.

         (q) The Trustee shall provide notice to the Registered Owners, Owner and Lessee of any non-payment of Base Rent on the sixth day of any month in which the Trustee has not received payment by Lessee of Base Rent under any Lease on or before the fifth day of such month.

         (r) The Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolutions, officer's certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document believed by the Trustee to be genuine and to have been signed or presented by the property party or parties.

         (s) The Trustee may consult with counsel of its choice (which may be counsel for the Owner) and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith.

         (t) Prior to the occurrence of an Event of Default hereunder, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice request, direction, consent or other paper or documents, unless requested in writing so to do by the Majority Registered Owners.

         (u) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         (v) Except as otherwise provided herein, the Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements contained herein or in any other instruments delivered to the Trustee hereunder, to be performed or observed by the Owner or any party to any such other instruments, or to take notice or be deemed to have notice or knowledge of a default, except default in the payment of moneys to the Trustee which the Owner is required to pay, or cause to be paid, to the Trustee on or before a specified date or within a specified time, unless the Trustee shall have received from the Owner or any of the Registered Owners notice that a default has occurred and specifying the same, in which event the Trustee shall promptly notify the Owner and each of the Registered Owners thereof. Except as aforesaid, in the absence of notice from the Owner or any of the Registered Owners or actual knowledge of such default or Event of Default, the Trustee may assume that no default or Event of Default exists under the Indenture.

         (w) The recitals contained herein and in the other documents shall be taken as the statements of the Owner, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of the documents and shall not be accountable for the use or application by the Owner of the proceeds of the Notes, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture.

         1.49 Annual Certificate and Statement of Accounts. Within thirty
(30) days after the end of each calendar year, the Trustee shall submit to the Registered Owners of the Notes a certificate which summarizes the activities in the accounts where such amounts received by the Trustee as contemplated under Section 5 (related to Application of Moneys) have been deposited for such calendar year, including a statement of any interest earned on any amounts held therein.

         1.50 Resignation and Removal of Trustee. The Trustee may resign and be discharged of the trusts by giving written notice to each Registered Owner of a Note at its address appearing on the Register, to Owner and Lessee, of such resignation, specifying the date (which shall be not less than 90 days after the date of mailing such notice) when such resignation shall take effect. Such resignation shall take effect on the date so specified unless previously a successor trustee shall not have been appointed as provided in
Section 8.3, in which event such resignation shall take effect immediately upon the appointment of such successor. The Trustee may be removed with or without cause at any time by a written instrument signed by the Majority Registered Owners.

         1.51 Successor Trustee.

         (1) If, at any time, the Trustee shall have given notice of its intention to resign, shall resign or be removed or if the Trustee shall be taken under the control of any public officer or a receiver appointed by a court, then (except as hereinafter provided) a successor may be appointed by the Majority Registered Owners in either case by an instrument signed by such Registered Owners; provided, that if the Majority Registered Owners shall not have appointed such successor prior to the effective date of such resignation, removal or taking under control, then the retiring trustee or the Registered Owner of any outstanding Note may apply to a court of competent jurisdiction to appoint a successor to act until a successor trustee shall be appointed by the Majority Registered Owners. After any such appointment by such court, the retiring Trustee or such Registered Owner of the Notes, as the case may be, shall mail written notice thereof to the Registered Owners of the Notes at their respective addresses appearing on the Register; but any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by the Majority Registered Owners.

         (2) Any successor to the Trustee shall execute and deliver to its predecessor and Owner, an instrument accepting such appointment, and thereupon such successor, without any further act shall become vested with all the Property, rights, duties and Trustee of its predecessor hereunder with like effect as if originally named as Trustee herein; however, on the written request of Owner or the successor trustee, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts expressed in this Indenture, such Property, rights and trusts, and shall assign, transfer, deliver and pay over to such successor, the Property and moneys subject to the lien hereof and held by such predecessor. Such successor Trustee shall give notice of acceptance of such appointment to Lessee and each Registered Owner of Notes. Should any deed or conveyance from Owner be required by such successor for vesting in and confirming to such successor such Property, rights and trusts, then on request all such deeds, conveyances and instruments shall be executed, acknowledged and delivered by Owner.

         (3) Any successor to the Trustee, however appointed, shall always be a bank or trust company, organized under the laws of the United States or any of the States thereof, having a combined capital, surplus and undivided profits (as shown by its most recent financial statement distributed to its shareholders) aggregating at least $250,000,000, if there shall be such a bank or trust company willing and legally qualified to accept and perform the trusts and duties mentioned herein upon reasonable or customary terms.

         (4) Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which it shall be a party, shall be the successor to the Trustee without the execution of any paper provided it meets the criteria set forth in clause (c) above.

         1.52 Liability of Trustee. No trustee hereunder shall be personally liable by reason of any act or omission of any successor trustee hereunder.

         1.53 Segregation of Moneys. All moneys received by any trustee hereunder shall be immediately paid over to the Trustee pursuant to this Indenture and shall be held in trust by the Trustee for the purposes for which such moneys were paid, and shall be segregated from any other moneys held by the Trustee, and such money shall be deposited by the Trustee into a segregated trust account maintained in the name of the Trustee, and the Trustee shall not be liable for any interest thereon, except as expressly provided in Section 2.3.

         1.54 Illegal Acts. No provision of this Indenture or any amendment or supplement hereto shall be deemed to impose any duty or obligation on the Trustee to perform any act in the execution of the trust or to exercise any right, power, duty or obligation conferred or imposed on them, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Trustee (any such act and any such exercise shall be performed and exercised by any separate trustee or co-trustee appointed as provided in Section 8.9, provided, that the same shall not be unlawful or beyond his or its powers, authorization and qualifications).

         1.55 Communications to be Sent to Registered Owners and to Owner. Promptly upon the sending or receipt thereof or the execution of any supplement pursuant to Article 9, the Trustee shall send a copy of each supplement, notice, certificate, request, demand, financial statement, amortization schedule and any other written communication sent by it or received by it pursuant to or in connection with this Indenture and the Trust Estate, or any portion thereof, to each Registered Owner of an outstanding Note and to Owner. Without limiting the foregoing, promptly upon the taking of any action by the Trustee pursuant to Section 3.10 or Article 7 of this Indenture, the Trustee shall send written notice together with a description thereof to each Registered Owner of an outstanding Note and to Owner.

         1.56 Co-Trustee

         (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Trustee shall have power to appoint and, upon the written request of the Trustee or of the Majority Registered Owners, Owner shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section.

         (b) Should any written instrument from Owner be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Owner.

         (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (i) The Notes shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

                  (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, power, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (iii) The Trustee at any time, by an instrument in writing executed by it, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section. Upon the written request of the Trustee, Owner shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                                  ARTICLE 9

                                 Supplements

         1.57 Supplements Without Consent. Except as otherwise expressly provided in this Indenture, without the consent of the Registered Owners of the Notes, Owner and the Trustee may enter into supplements to this Indenture and may enter into amendments of the Leases for any one or more of the following purposes:

         (1) to correct or amplify the description of any property subject to the lien hereof or subject to any Lease; and

         (2) to Grant to the Trustee any additional property.

         Prior to entering into such supplemental indenture, the Trustee may require delivery by Owner of an officer's certificate and an opinion of counsel independent of Owner and Lessee confirming Trustee's authority to enter into such supplemental indenture.

         1.58 Supplements with Consent. With the written consent of the Majority Registered Owners, Owner and the Trustee may enter into supplements changing in any manner or eliminating any of the provisions of this Indenture, as amended and supplemented, or amending the Leases; provided, that without the consent of the Registered Owner of each Note no such supplement shall (a) impair or affect the right of each Registered Owner to receive payments or prepayments of the principal of and payments of the interest and premium (if any) on its Note, as therein and herein provided, including, without limitation, the date upon which such payment or prepayments are due and payable pursuant to the terms and conditions of the Notes and this Indenture, (b) except as otherwise expressly provided in this Indenture, deprive the Registered Owner of any Note of a lien on the Trust Estate or adversely affect its lien on the Trust Estate, or (c) change the percentage of principal amount required by clause I of Section 7.1 (relating to Events of Default), Section 7.8 (relating to Waiver of Remedies), Section
7.10 (relating to Direction of Remedies), or Section 7.11 (relating to Suits by Registered Owners) or this Section 9.2. Upon the filing with the Trustee of the appropriate consents of the Registered Owners of the Notes, the Trustee shall join with Owner in the execution of such supplement or amendment unless such supplement or amendment affects the Trustee' rights, duties or immunities hereunder, in which case the Trustee may, but shall not be obliged to, enter into such supplement or amendment. In connection with any such supplement and at Owner's expense, the Trustee shall receive an opinion of counsel satisfactory to the Trustee and the Majority Registered Owners as to the validity and enforceability of such supplement.

         1.59 Delivery of Supplements. Owner shall provide the Trustee and each Registered Owner of the Notes, at its expense or the expense of Lessee, with a proposed form of any supplement hereto or amendment of any Lease not less than ten (10) days prior to the execution and delivery thereof. Promptly after the execution of any supplement hereto or amendment of any Lease, Trustee shall mail by written notice a conformed copy of such supplement or amendment to each Registered Owner of a Note at the address of such Registered Owner appearing on the Register. Any failure of Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of such supplement.

                                  ARTICLE 10

                                Miscellaneous

         1.60 Immunity from Liability. (a) No recourse shall be had for the payment of any amounts due under the Notes, this Indenture, the Assignment or any other documents executed by Owner in connection with the transactions contemplated hereby, including without limitation, the principal, interest or premium, if any, on the Notes, or for any claim based thereon or otherwise in respect thereof or based on or in respect of this Indenture or the Assignment against (i) Owner, or any members or managers of the Owner. It is understood that the Notes and all obligations under or with respect to this Indenture may not be enforced against any person or entity described above or any assets of any of them; provided, that the foregoing provisions of this paragraph shall not (x) prevent recourse to the Trust Estate or the sums due or to become due under any instrument which is part of the Trust Estate including, without limitation, the right to proceed against Lessee under any Lease or (y) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Note, or secured by this Indenture, but the same shall continue until paid or discharged, and provided, further, that the foregoing provisions of this paragraph shall not limit the right of any person to name Owner or any transferee of any interest in the Trust Estate as a party defendant in any action or suit for a judicial foreclosure of or in the exercise of any other remedy under the Notes, the Assignment or under this Indenture, provided no deficiency judgment shall be sought and no judgment against officers, directors, shareholders, partners, members, trustees or beneficiaries of Owner in their individual capacity shall be sought or enforced.

         (b) Notwithstanding the foregoing immunity from liability provision contained in paragraph (a) of this Section 10.1, it is expressly understood and agreed that Owner and Owner's members shall be personally liable for the due, punctual and full payment and performance of and covenants to duly, punctually and fully pay and perform, any deficiency, loss or damage, including reasonable attorneys' fees and court costs, suffered by the Trustee, the Note Purchaser or any Registered Owner of the Notes resulting from the following:

         (i) the application of rents, security deposits, or other income, issues, profits, and revenues derived from the Property in a manner other than as provided for in this Indenture; or

         (ii) any loss, cost or damages arising out of or in connection with fraud or material misrepresentations to the Trustee, the Note Purchaser or any Registered Owner of the Notes by Owner (or by any of its managers, officers, members, or their agents, if applicable); or

         (iii) any loss, cost or damages arising out of or in connection with Owner's use or misapplication of (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Property, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Property, for purposes other than those set forth in the Indenture; or

         (iv) any loss, cost or damages arising out of or in connection with any material waste of the Property or any portion thereof and all reasonable costs incurred by the Trustee, the Note Purchaser or any Registered Owner of the Notes in order to protect the Property; or

         (v) a transfer or encumbrance by Owner of interest in the Property not permitted by the Indenture or which is unapproved by the Trustee and the Majority Registered Owners; or

         (vi) any loss, costs or damages arising out of or in connection with the covenants, obligations, and liabilities under the environmental indemnity set forth in paragraph 3.16 hereof; or

         (vii) all out of pocket costs and fees, including, without limitation, attorneys' fees, incurred by the Trustee or Payee in the enforcement of subparagraphs 10.1(b)(i) through 10.1(b)(vii); or

         (viii) any loss, costs or damages arising out of or in connection with the failure of Owner or Owner's members to perform their obligations under the Radius Agreement.

         10.2 Unclaimed Funds. At the expiration of six years following the date when all of the Notes issued hereunder shall have become due and payable (whether by lapse of time or by acceleration or by the exercise of the privilege of prepayment), the trust established hereby on moneys deposited for payment of the Notes shall automatically terminate and any moneys deposited for such purposes then remaining on deposit with the Trustee shall be paid to Owner upon written request of Owner for the payment thereof and the person entitled to receive such moneys shall thereafter look only to Owner; provided, that the Trustee before being required to make any such repayment shall, at the expense of Owner, cause to be published at least once but not more than three times in a daily newspaper of general circulation in Detroit, Michigan, a notice to the effect that said moneys have not been applied for the purpose for which they were deposited, that said trust has terminated, and that after a date named therein, which shall not be less than ten (10) days after the date of first publication of said notice, any unclaimed balance of said moneys then remaining in the hands of the Trustee will be paid to Owner.

         10.3 Security Agreement and Financing Statement. From the date of its recording, this Indenture shall be effective as a security agreement and financing statement by and between Owner, as debtor, and the Trustee, as secured party, filed as a security agreement and financing statement pursuant to the Uniform Commercial Code in each state in which the Property is located with respect to all goods constituting part of the Trust Estate which are or are to become fixtures related to the real estate described herein. For this purpose, the address of the debtor is the address of Owner set forth above, and the address of the secured party is the address of the Trustee set forth above. This Indenture covers goods which are or are to become fixtures.

         Owner hereby grants the Trustee a security interest in such portions of the Trust Estate which may be subject to a security interest under Article 9 of the Uniform Commercial Code, as enacted in the state in which such portion of the Trust Estate is located, and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness now or hereafter secured by this Indenture. Owner agrees to execute and deliver financing and continuation statements covering such Property from time to time and in such form as the Majority Registered Owners may require to perfect and continue the perfection of Trustee's lien or security interest with respect to such portion of the Trust Estate. Upon the occurrence of any Event of Default hereunder, subject to Section 10.1 hereof, Trustee shall have the rights and remedies of a secured party under the Uniform Commercial Code, as enacted in the jurisdiction in which the related portion of the Trust Estate is located, as well as all other rights and remedies available at law or in equity, and, at Trustee's option, Trustee may also invoke the remedies provided elsewhere in this Indenture as to such portion of the Trust Estate.

         This Indenture constitutes a financing statement filed as a fixture filing under the Uniform Commercial Code as enacted in each jurisdiction in which the Property is located, filed in the real estate records of the county in which the Property is located with respect to any and all fixtures included within the term "Trust Estate" and with respect to any goods or other personal property that may now be or hereafter become such a fixture. PARTS OF THE COLLATERAL ARE, OR ARE TO BECOME, FIXTURES ON THE REAL ESTATE.

         Owner and Trustee agree that the filing of any such financing statement or statements in the records normally having to do with personal property shall not in any way affect the agreement of Owner and Trustee that everything used by Owner, its agents, employees, and contractors and owned by Owner in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Indenture, and at all times and for all purposes and in all proceedings, legal or equitable, shall be, regarded as part of the real estate conveyed hereby regardless of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items, or (iii) any such item is referred to or reflected in any such financing statement or statements so filed at any time.

         Similarly, the mention in any such financing statement or statements of the rights in and to (i) the proceeds of any fire and/or hazard insurance policy, or (ii) any award in eminent domain proceedings for a taking or for loss of value, or (iii) Owner's interest as lessor in any present or future lease or the rights of Owner to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Trustee's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of Trustee in the event any court shall at any time hold with respect to the foregoing clauses (i), (ii), or (iii) of this sentence, that notice of Trustee's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code Records.

         Owner warrants that (i) Owner's (that is, "Debtor's") name, identity or corporate structure are as set forth on page one hereof; and (ii) the location of the tangible personal property subject to the grant in the first sentence of the second paragraph of this Section 10.3 is upon the Land Parcels. Owner covenants and agrees that Owner will furnish Trustee with notice of any change in the matters addressed by clauses (i) or (ii) of this paragraph within thirty (30) days of the effective date of any such change and Owner will promptly execute any financing statements or other instruments reasonably deemed necessary by the Trustee to prevent any filed financing statement from losing its perfected status.

         The information contained in this Section is provided in order that this Indenture shall comply with the requirements of the Uniform Commercial Code, as enacted in each state in which the Property is located, for instruments to be filed as financing statements. The "Debtor" is Owner and the "Secured Party" is Trustee, the identity or corporate structure and residence or principal place of business of "Debtor" is set forth in the introductory paragraph of this Indenture, supra; the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of "Debtor", are as set forth in the introductory paragraph of this Indenture; and a statement indicating the types, or describing the terms, of collateral is set forth in the Granting Clauses above. The maturity date of the Notes is set forth in Section 2.1 hereof and in the Notes.

         10.4 Modifications; Waiver; Notices. This Indenture may not be modified except by an instrument in writing executed by Owner and the Trustee. No requirement hereof may be waived at any time except by a writing signed by the party against whom such wavier is sought to be enforced nor shall any waiver be deemed a waiver of any subsequent breach or default. All notices, offers, acceptances, rejections, consents, requests and other communications hereunder shall be in writing and shall be mailed by reputable overnight delivery service or by facsimile followed by hard copy thereof mailed by reputable overnight delivery service, or delivered by hand as follows:

         If to Owner:         Agree Facility No. I, L.L.C.
                              31850 Northwestern Highway
                              Farmington Hills, Michigan 48334
                              Attention: Richard Agree
                              FAX: 248-737-9110

         If to the Trustee:   Manufacturers and Traders Trust Company
                              One M&T Plaza, 7th Floor
                              Buffalo, New York 14203-2399
                              Attention: Corporate Trust & Agency Services
                              FAX: 716-842-4474

         If to Lessee:        Walgreen Co.
                              200 Wilmot Road
                              Deerfield, Illinois 50015
                              Attention: Law Department
                              FAX: 847-914-2825

         If to the
         Registered
         Owners
         of the Notes:        Their respective address on the Register.

or to such other person or address as any such party shall furnish to the other parties in writing. Notwithstanding the foregoing, notices of defaults described in Section 7.1(a) hereof may be by telephonic notice to Owner by actual person to person contact with the person holding the position with Owner designated above followed by facsimile notice. The Trustee shall deliver to the Registered Owners of the Notes a copy of each notice received by the Trustee pursuant to this Indenture or any of the operative documents.

         10.5 Illegal Provision. If any provision herein or in the Notes shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Indenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10.6 Maximum Interest Payable. Neither this Indenture nor the Notes or any other document shall require the payment or permit the collection of interest in excess of the maximum amount not prohibited by law. If herein or in the Notes any excess of interest in such respect is provided for or shall be adjudicated to be so provided for, neither Owner nor its successors or assigns shall be obligated to pay such interest in excess of the maximum amount not prohibited by law, and the right to demand the payment of any such excess shall be and hereby is waived and any excess shall be promptly refunded; and this provision shall control any other provision of this Indenture or the Notes.

         10.7 Satisfaction. If and when the Notes shall have become due and payable (whether by lapse of time or by acceleration or by the exercise of the privilege of prepayment), and Owner shall have paid or caused to be paid the full amount of the aggregate principal, interest and premium, if any, on the Notes and shall also pay or cause to be paid all other sums payable hereunder by Owner under this Indenture, then and in that case this Indenture shall become null and void and shall be released, all at the cost of Owner.

         10.8 Binding Effect. The covenants, conditions and agreements herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used, the singular shall include the plural, the plural include the singular and the use of any gender shall include all genders.

         10.9 Counterparts. This Indenture may be executed in counterparts, and each counterpart, for purposes of recording in a particular county, may include as part of Schedule A legal descriptions of only the Property located in such county. All counterparts shall constitute one instrument.

         10.10 Table of Contents; Headings. The table of contents contained herein and the headings of the various Articles, Sections and Schedules herein have been inserted for reference only and shall not to any extent have the effect of modifying or amending the express terms and provisions hereof.

         10.11 Governing Law. This Indenture (except for the provisions of
Article 8) shall be governed by the laws of the State of Michigan. The provisions of Article 8 hereof with regard to the rights, remedies and obligations of the Trustee shall be determined in accordance with the laws of the State of New York.

         10.12 Estoppels. At any time and from time to time upon not less than fifteen (15) days' prior request by any party hereto, the other parties hereto shall furnish a certificate certifying that this Indenture is in full force and effect (or that this Indenture is in full force and effect as modified and setting forth the modifications); to the best knowledge of the signer of such certificate, whether or not Owner is in default under any of is obligations hereunder (and, if so, the nature of such alleged default); and such other matters as may reasonably be requested.

         10.13 Attorneys' Fees. As used in this Indenture, the terms "attorneys' fees" and "reasonable attorneys' fees" shall mean fees based upon time actually spent and based upon normal hourly rates charged by attorneys in the city in which the attorney charging such fee is located handling similar matters.

                                  ARTICLE 11

                             Michigan Provisions

         11.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of Article 11 of this Indenture and the terms and conditions of any other Article of this Indenture, the terms and conditions of Article 11 shall control and be binding.

         11.2 Additional Remedies. The Trustee shall also be entitled to all the rights and remedies conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (M.C.L.A. Section 554.231 et seq.), Act No.228 of the Michigan Public Acts of 1925 (M.C.L.A. Section 554.211 et. seq.) and Act No.210 of the Michigan Public Acts of 1933 (M.C.L.A. Section 451.401 et seq.).

         11.3 Waste. Owner's failure, refusal or neglect to pay any taxes levied against the Property or any insurance premiums due upon policies of insurance covering the Property, shall constitute waste under Act No. 236 of the Michigan Public Acts of 1961 as amended (M.C.L.A. 600.2927, and the Trustee, at the direction of the Majority Registered Owners shall have a right to appointment of a receiver of the Property and of the earnings, income, and profits thereof, with such powers as the court making such appointment confers and Owner hereby irrevocably consents to such appointment in such event, and agrees to pay the costs and expenses of the Trustee and/or the Registered Owners of the Notes incurred in such proceeding, including reasonable attorney fees. Payment by the Trustee for and on behalf of Owner of any delinquent taxes, assessments, or insurance premiums payable by Owner under the terms of this Indenture shall not cure the default herein described, nor shall it in any manner impair the Trustee's right to the appointment of a receiver as set forth herein.

         11.4 Sale. In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Indenture shall continue as a lien and security interest on the remaining portion of the Property. Owner hereby waives all rights to a hearing prior to sale in connection with any foreclosure of this Indenture by advertisement and all notice requirements except as set forth in the Michigan statute providing for foreclosure by advertisement.

         11.5 Michigan Law. In connection with the Trustee's right to possession of the Property Owner acknowledges that it has been advised that there is a significant body of law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Property (or of other special factors) a person in the role of Owner is entitled to remain in possession of the Property and to enjoy the earnings, revenues, rents, issues, profits and income of the Property during the pendency of foreclosure proceedings and until the expiration of the redemption period, notwithstanding that the mortgage expressly provides to the contrary. Owner further acknowledges that it has been advised that the Registered Owners consider that the value of the security granted hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Property and that the Registered Owners would not make the loan secured hereby unless they could be assured that the Trustee, at the direction of the Majority Registered Owners, would have the right to take possession of the Property and manage or control management thereof and collect and receive for the benefit of the Registered Owners of the Notes the earnings, revenues, rents, issues, profits and income of the Property immediately upon an Event of Default notwithstanding that foreclosure proceedings may not have been instituted or are pending or that the redemption period, if any, may not have expired. Owner hereby knowingly, intelligently and voluntarily waives all rights to possession of the Property from and after the occurrence of an Event of Default and upon demand for possession by the Trustee Owner agrees not to assert any objection or defense to the Trustee's request or to petition to a court for possession, and hereby consents to the appointment of a receiver for the Property. The rights hereby conferred upon the Trustee have been agreed upon prior to the occurrence of an Event of Default and the exercise by the Trustee of these rights shall not be deemed to put the Trustee in the status of a "mortgagee in possession." Owner acknowledges that this provision is material to this transaction and that the Registered Owners would not make the loan secured hereby but for this Subsection 11.5.

         11.6 Waiver. This Indenture contains a power of sale and upon an Event of Default may be foreclosed by advertisement. In a foreclosure by advertisement, no hearing is involved and the only notice required is publication of a foreclosure notice in a local newspaper and posting of a copy of the notice upon the Property. If this Indenture is foreclosed by advertisement under the provisions of Michigan Compiled Laws 600.3201 et seq., OWNER HEREBY KNOWINGLY, VOLUNTARILY, AND INTELLIGENTLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE STATE OF MICHIGAN AND THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA TO ANY NOTICE OR HEARING IN CONNECTION WITH SAID FORECLOSURE BY ADVERTISEMENT EXCEPT AS SET FORTH IN THE SAID MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

         OWNER ALSO HEREBY WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED BY MICHIGAN COMPILED LAWS 554.231 ET SEQ. AND 554.211 ET SEQ. AND MICHIGAN COMPILED LAWS 565.81 ET SEQ., EACH AS AMENDED, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO THE TRUSTEE'S EXERCISE OF ITS RIGHTS UNDER THIS INDENTURE.

         11.7 Future Advances. This Indenture is a "Future Advance Mortgage" under Public Act 348 of Michigan Public Acts of 1990. All future advances under the Notes or under any other document executed in connection with this Indenture shall have the same priority as if the future advance was made on the date this Indenture was recorded. This Indenture shall secure all indebtedness of Owner, its successors and assigns under the Notes or under any other document executed in connection with this Indenture, whenever incurred, such indebtedness to be due at the times provided in the Notes or in any other applicable document executed in connection with this Indenture. Notice is hereby given that the indebtedness secured hereby may increase as a result of any defaults hereunder by Owner due to, for example, and without limitation, unpaid interest or late charges, unpaid taxes or insurance premiums which the Trustee elects to advance, defaults under leases that Owner elects to cure, attorney fees or costs incurred in enforcing this Indenture or any other document executed in connection herewith or other expenses incurred by the Trustee in protecting the Property, the security of this Indenture or the Trustee's rights and interests.

         11.8 Judicial Foreclosure. In addition to all other applicable Michigan statutes noted herein regarding the rights of the Trustee to foreclose the lien of this Indenture, the Trustee shall have the benefit of M.C.L.A. Section 600.3170 and M.C.L.A. 451.401 et seq.

         11.9 Trust Mortgage. It is the intent of the Registered Owners, the Owner and the Trustee that this Indenture be deemed and considered a trust mortgage under the laws of the State of Michigan and that the Trustee shall be entitled to exercise all rights and remedies of a trustee under a trust mortgage in accordance with and pursuant to Michigan law, including without limitation M.C.L.A. Sections 554.211 et seq., 600.3170 and 451.401 et seq. In the event that this Indenture were to be deemed not to constitute a trust mortgage for any reason whatsoever, then the parties hereto intend and expect that this Indenture shall be deemed and considered for all purposes as a mortgage under the laws of the State of Michigan and that the Trustee shall be entitled to exercise all rights and remedies of a mortgagee under Michigan law, including without limitation M.C.L.A. Section 554.231 et seq. The parties hereto acknowledge that this provision is material to this transaction and that the Registered Owners would not make the loan secured hereby but for this Section 11.9.


HART01-258870-6
89535/00510



         IN WITNESS WHEREOF, the parties hereto have each caused this Indenture to be duly executed and delivered under seal as of the date first above written.

                                    OWNER

                                    AGREE FACILITY NO. I, L.L.C.
                                    a Delaware limited liability company

                                    By:   Agree Limited Partnership
                                          a Delaware limited partnership
                                          Its: Member

Witness: /s/ Leon M. Schurgin       By:   Agree Realty Corporation
Print Name: Leon M. Schurgin                       a Maryland corporation
                                                   Its: General Partner


Witness: /s/ Patricia L. Chapman     By:   /s/ Richard Agree
Print Name: Patricia L. Chapman            Richard Agree, Its President


                                    TRUSTEE

Witness: /s/ Pat Pattanayak         MANUFACTURERS AND TRADERS
Print Name   Pat Pattanayak         TRUST COMPANY



Witness: /s/ Jeffrey S. Stone       By: /s/ Russell T. Whitley
Print Name   Jeffrey S. Stone       Name:   Russell T. Whitley
                                    Title:  Assistant Vice President




State of Michigan           )
                            ) ss.
County of Oakland           )


         On this, the 23rd day of June, 1999, before me, a Notary Public, personally appeared Richard Agree, who acknowledged himself to be the President of Agree Realty Corporation, a Maryland corporation, the general partner of Agree Limited Partnership, a Delaware limited partnership, a member of Agree Facility No. I, L.L.C., a Delaware limited liability company and that he, as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his name as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Patricia L. Chapman
                                      Notary Public
                                      My commission expires: Sep. 18, 2002

State of New York           )
                            ) ss.
County of Erie              )


         On this, the 24th day of June, 1999, before me, a Notary Public, personally appeared Russell T. Whitley, who acknowledged himself to be a Asst Vice President of Manufacturers and Traders Trust Company, a New York banking corporation, as Trustee, and that he, as such Asst Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his name as Asst Vice President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Aaron G. McNanus
                                       Notary Public
                                       My commission expires: Nov 4, 2000





                                 Schedule A-1


                  [Chesterfield Property Legal Description]




                                SCHEDULE A-1

                              LEGAL DESCRIPTION

                                                    Commitment No.: CM-314061

Land in the Township of Chesterfield, Macomb County, Michigan, described as follows:

PARCEL 1: Land in the Southwest 1/4 of Section 17, Town 3 North, Range 14 East, Chesterfield Township, Macomb County, Michigan, described as commencing at the South 1/4 corner of Section 1 7; thence along the Section line North 86 degrees 43 minutes 25 seconds West 1249.71 feet to the point of beginning; thence continuing along the Section line North 86 degrees 43 minutes 25 seconds West 252.38 feet to the centerline of Gratiot Avenue; thence along said centerline North 31 degrees 12 minutes 00 seconds East
412.67 feet; thence South 58 degrees 48 minutes 00 seconds East 223.00 feet; thence South 31 degrees 12 minutes 00 seconds West 294.48 feet to the point of beginning.

PARCEL 2: Land in the Southwest 1/4 of Section 17, Town 3 North, Range 14 Fast, Chesterfield Township, Macomb County, Michigan, described as commencing at the South 1/4 corner of said Section 17; thence along the section line North 86 degrees 43 minutes 25 seconds West 1085.00 feet to the point of beginning; thence continuing along the section line North 86 degrees 43 minutes 25 seconds West 164.17 feet; thence North 31 degrees 12 minutes 00 seconds East 294.48; thence South 58 degrees 48 minutes 00 seconds East 145.53; thence South 31 degrees 12 minutes 00 seconds West 217.35 to the point of beginning.

Tax Item No. 09-17-376-015 Parcel I & 2, Covers More Land










                                 Schedule A-2


                   [Grand Blanc Property Legal Description]





                                SCHEDULE A-2


         That certain real property, with the appurtenances thereto, situated in the Township of Grand Blanc, Genesee County, Michigan and described as follows:

         Unit 2 of GRAND BLANC I CONDOMINIUM, a Condominium according to the Master Deed thereof recorded in Liber 3699, page 806, Genesee County Records, and designated as Genesee County Condominium Subdivision Plan No. 199, and any amendments thereto, together with an undivided interest in the common elements of said condominium as set forth in said Master Deed and as described in Act 59 of the Public Acts of Michigan of 1978, as amended, together with all limited common elements allocated to Unit 2 as set forth in said Master Deed.





HARTOI-269842-1
89535-00510
June 22, 1998 8:16 PM







                                 Schedule A-3


                     [Pontiac Property Legal Description]



                                SCHEDULE A-3

                              LEGAL DESCRIPTION


                                                    Commitment No.: CM-314063


Land in the City of Pontiac, Oakland County, Michigan, described as follows:

That part of the Northeast 1/4 of Section 21, Town 3 North, Range 10 East, City of Pontiac, Oakland County, Michigan, and that part of Lots 155 and 156 of Assessors's Plat No. 13, according to the plat thereof, as recorded in Liber IA of Assessor's Plats, page 13, Oakland County Records, more particularly described as; beginning at the intersection of the Southerly line of Lot 155, said line also being the Northerly line of Balboa Place (formerly Bond Street), and the Northeasterly line of Martin Luther King Boulevard (also known as East Boulevard); thence North 47 degrees 08 minutes 30 seconds West 63.63 feet along the Northeasterly line of Martin Luther King Jr. Boulevard; thence continuing North 53 degrees 32 minutes 05 seconds West
422.95 feet along the Northeasterly line of Martin Luther King Jr. Boulevard to its intersection with the Southeasterly line of Perry Street; thence North 42 degrees 29 minutes 19 seconds East 125.53 feet along the Southeasterly line of Perry Street; thence South 46 degrees 00 minutes 38 seconds East
60.00 feet to the Northerly line of Lot 156; thence North 88 degrees 14 minutes 20 seconds East 276.62 feet along the Northerly line of Lots 156 and 155 to the Northeast corner of Lot 155; thence South 02 degrees 35 minutes 10 seconds Fast 353.29 feet along the Easterly line of Lot 155 to the Southeast corner of Lot 155, said point being on the Northerly line of Balboa Place; thence South 88 degrees 05 minutes 00 seconds West 33.61 feet along the Northerly line of Balboa Place to the point of beginning.

Tax Item No. 14-21-404-003
Tax Item No. 14-21-404-001
Tax Item No. 14-21-276-001









                                 Schedule A-4


                    [Waterford Property Legal Description]




                                SCHEDULE A-4

                              LEGAL DESCRIPTION

                                                 Commitment Number: CM-314062

Land in the Township of Waterford, Oakland County, Michigan, described as follows:

That parts of Lot(s) 22,26,27,107 and the entire Lots 23,24,25,105,106'and the vacated Oakview Road adjacent thereto of DIXIE TRAIL SUBDIVISION, according to the plat thereof recorded in Liber 46 of Plats, page(s) 39 of Oakland County Records, described as: Commencing at the Southeast corner of Lot 26; thence North 88 degrees 31 minutes 00 seconds West 32.50 feet along the South line of Lot 26, also the North line of Walton Boulevard to the point of beginning; thence continuing along the North line of Walton Boulevard, North 88 degrees 31 minutes 00 seconds West 126.00 feet; thence North 42 degrees 22 minutes 00 seconds West 197.32 feet along the Northerly line of Dixie Highway; thence North 47 degrees 38 minutes 00 seconds East
70.00 feet; - thence North 48 degrees 36 minutes 34 seconds East 46.59 feet; thence North 39 degrees 38 minutes 33 seconds East 97.74 feet to the Northwest corner of Lot 105; thence South 88 degrees 20 minutes 26 seconds East 301.88 feet along the North line of Lot 105 to the Northeast corner of Lot 105; thence South 01 degree 50 minutes IO seconds West 130.00 feet along the East line of Lots 105, 106 and 107; thence North 88 degrees 20 minutes 27 seconds West 107.17 feet; thence South 39 degrees 38 minutes 33 seconds West
123.15 feet; thence South 01 degree 35 minutes 13 seconds West 71.91 feet to the point of beginning.

Together with a 30 foot easement for ingress and egress described as: The East 30 feet of Lot 29 and the East 30 feet of the South 20 feet of Lot 107 of DIXIE TRAIL SUBDIVISION, according to the plat thereof recorded in Liber 46 of plats, page 39, Oakland County Records.

Tax Item No. 13-03-376-048







                                                                   Schedule B

                             [Form of the Notes]







                                                                   SCHEDULE B
                                                                 TO INDENTURE

                                   FORM OF
                  6.63% SECURED NOTE, DUE FEBRUARY 5, 2017

Registered No. 1
Private Placement No.: 00850# AA 5

         AGREE FACILITY NO. 1, L.L.C., a Delaware limited liability company (collectively "Owner'), for value received, hereby promises to pay TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (the "Payee"), or registered assigns on or before February 5, 2017, as herein provided, the principal sum of TWELVE MILLION THREE HUNDRED NINETY THOUSAND ONE HUNDRED THIRTY-FIVE AND 34/100 DOLLARS ($12,390,135.34) and to pay interest on the unpaid principal amount hereof from the date hereof to maturity at the rate of 6.63% per annum (computed on the basis of a 360 day year consisting of twelve 30-day months), payable (a) in one initial payment of interest only from the date Payee advances funds hereunder to July 5, 1999 and (B) thereafter in monthly Installment Payments of principal and interest in arrears on the fifth (5th) day of each month commencing on August 5, 1999 and continuing to and including February 5, 2017 (the "Installment Payments"), such Installment Payments to be in respective amounts specified on the amortization schedule attached hereto. Interest shall accrue on any overdue amount hereunder at the rate of 8.83% per annum from the due date thereof until the date of payment. Capitalized terms contained herein shall have the meanings as set forth in the Trust Mortgage (the "Indenture"), dated as of June __, 1999, between Owner and Manufacturers and Traders Trust Company, as trustee (the "Trustee").

         Such principal, Make-Whole Premium (as defined in the Indenture), if any, and interest shall be payable to Payee by wire transfer or Automated Clearing House System to Chase Manhattan Bank, N.A., ABA# 021-000-021, Account# 900-9000200 for further credit to TIAA account no. G07040, referencing PPN 00850#. AA 5, Agree Facility No. 1, L.L.C., 6.63% Secured Note due February 5, 2017, and specifying the amount of each of principal and interest represented by each such payment or at such other-place or address as the Payee shall indicate in writing to Owner, in lawful money of the United States of America.

         Each Installment Payment, when paid, shall be applied first to the payment of interest accrued and on the unpaid principal amount of this Note to and including the day prior to the date fixed for such payment, and second to payment on account of the principal hereof. The Installment Payments and any other payment or prepayment with respect to this Note shall be made by Owner to the Payee without presentation of this Note for notation hereof.

         This Note is secured by (i) a first mortgage lien on the interest of Owner in the rights and property (the "Mortgaged Property") created by the Indenture, relating to four (4)

HART01-271829-1
8953-00510
June 22, 1998 8:39 pm
parcels of land and the improvements thereon located in Michigan, and (ii) the Assignment of Leases and Rents, dated as of June _, 1999 (herein, called the "Assignment") from Owner, as assignor, to the Trustee, as assignee, relating to the leases described therein between Owner, as lessor, and Walgreen Co., an Illinois corporation, as lessee. The Indenture and the Assignment are hereby incorporated by reference in and made a part of this Note.

         The principal of this Note is subject to prepayment from time to time, in the manner and under the circumstances set forth in the Indenture at a price equal to 100% of the principal amount hereof to be prepaid, plus accrued and unpaid interest thereon to the date fixed for prepayment plus any additional sums as set forth in the Indenture, together with the Make-Whole Premium, if any, specified in the Indenture. Upon any such prepayment, each Installment Payment which shall thereafter be due and payable on this Note shall be proportionately decreased in accordance with actuarial practice so that upon the due payment of 0 remaining Installment Payments there shall have been paid to the Payee the entire unpaid principal balance of this Note, together with accrued interest hereon.

         Upon the occurrence and during the continuance of an Event of Default specified in the Indenture, the principal hereof, the Make-Whole Premium hereon, if any, and the interest accrued and unpaid hereon may be declared to be forthwith due and payable as provided in the Indenture.

         This Note is issuable only as a fully registered Note. Owner shall deem and treat the person in whose name this Note is registered on the Register as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of receiving payments of principal, Make-Whole Premium and interest and for all other purposes, and Payee shall not be affected by any notice to the contrary. In accordance with the provisions of the Indenture, this Note may be transferred and exchanged for Notes of other denominations.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or in bankruptcy, receivership or other-court proceeding or should this Note be placed in the hands of attorneys for collection during the continuance of an Event of Default, Owner agrees to pay, in addition to the principal, Make-Whole Premium, if any, and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

         Anything contained herein or in the Indenture to the contrary notwithstanding, no recourse shall be had for the payment of the principal of or interest or Make-Whole Premium, if any, on this Note or for any claim based hereon or otherwise in respect hereof or based on or in respect of the Indenture against any partner or member of the Issuer in his, her or its individual capacity, except as provided in Article 10. I of the Indenture.

HART01-271829-1
8953-00510
June 22, 1998 8:39 pm

         This Note shall be governed by the law of the State of Michigan.



HART01-271829-1
8953-00510
June 22, 1998 8:39 pm

         IN WITNESS WHEREOF, Owner has caused this 6.63% Senior Secured Note, Due February 5, 2017, to be duly executed.


Dated: June ___, 1999

                                   AGREE FACILITY NO. 1, L.L.C.
                                   a Delaware limited liability company

                                   By:    Agree Limited Partnership
                                          a Delaware limited partnership
                                          Its: Member

                                          By:    Agree Realty Corporation
                                                 a Maryland corporation
                                                 Its: General Partner

                                          By:    ____________________________
                                                 Richard Agree, Its President


                        Certificate of Authentication

         This Note is one of the 6.63% Secured Notes due February 5, 2017, of Agree Facility No. 1, L.L.C. described in the within-mentioned Indenture.


                    Manufacturers and Traders Trust Company, as trustee

                    By: ____________________________
                    Name:




HART01-271829-1
8953-00510
June 22, 1998 8:39 pm





                          Agree Limited Partnership
                      Consolidated Amortization Schedule
                             $12,390,135.34 Debt
         6.63% Debt Rate / 10.5 Year Average Life / 7.2 Year Duration
                                  Cash Flow

---------------------------------------------------------------------------------------------------------------------------
                                                              Total             Trustee    Available      Debt       Free
  Date     Waterford  Chesterfield  Pontiac   Grand Blanc     Rent     Reserves   Fee        Cash       Service      Cash
---------------------------------------------------------------------------------------------------------------------------
06/25/99
07/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   22,818.50  81,759.51
08/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/99   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/00   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/01   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/02   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/03   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/04   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/05   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/06   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/07   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/08   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/09   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/10   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/11   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/12   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/13   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/14   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/15   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
03/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
04/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
05/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
06/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
07/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
08/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
09/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
10/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
11/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
12/05/16   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
01/05/17   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91
02/05/17   25,492.50   27,942.25   25,625.00   26,709.16   105,768.91   982.56   208.34   104,578.01   99,598.10   4,979.91

                           Agree Limited Partnership
                      Consolidated Amortization Schedule
                              $12,390,135.34 Debt
         6.63% Debt Rate / 10.5 Year Average Life / 7.2 Year Duration
                            Debt Amortization Schedule

---------------------------------------------------------------------------------
                         Principal        Interest      Principal        Debt
 Pmt       Date           Balance         Payment        Payment        Service
---------------------------------------------------------------------------------
         06/25/99      12,390,135.34
         07/05/99      12,390,135.34     22,818.50         0.00        22,818.50
  1      08/05/99      12,358,992.74     68,455.50      31,142.60      99,598.10
  2      09/05/99      12,327,678.07     68,283.43      31,314.67      99,598.10
  3      10/05/99      12,296,190.39     68,110.42      31,487.68      99,598.10
  4      11/05/99      12,264,528.73     67,936.44      31,661.66      99,598.10
  5      12/05/99      12,232,692.15     67,761.52      31,836.58      99,598.10
  6      01/05/00      12,200,679.66     67,585.61      32,012.49      99,598.10
  7      02/05/00      12,168,490.30     67,408.74      32,189.36      99,598.10
  8      03/05/00      12,136,123.11     67,230.91      32,367.19      99,598.10
  9      04/05/00      12,103,577.10     67,052.09      32,546.01      99,598.10
  10     05/05/00      12,070,851.26     66,872.26      32,725.84      99,598.10
  11     06/05/00      12,037,944.61     66,691.45      32,906.65      99,598.10
  12     07/05/00      12,004,856.16     66,509.65      33,088.45      99,598.10
  13     08/05/00      11,971,584.90     66,326.84      33,271.26      99,598.10
  14     09/05/00      11,938,129.81     66,143.01      33,455.09      99,598.10
  15     10/05/00      11,904,489.87     65,958.16      33,639.94      99,598.10
  16     11/05/00      11,870,664.08     65,772.31      33,825.79      99,598.10
  17     12/05/00      11,836,651.41     65,585.43      34,012.67      99,598.10
  18     01/05/01      11,802,450.80     65,397.49      34,200.61      99,598.10
  19     02/05/01      11,768,061.24     65,208.54      34,389.56      99,598.10
  20     03/05/01      11,733,481.68     65,018.54      34,579.56      99,598.10
  21     04/05/01      11,698,711.06     64,827.48      34,770.62      99,598.10
  22     05/05/01      11,663,748.34     64,635.38      34,962.72      99,598.10
  23     06/05/01      11,628,592.45     64,442.21      35,155.89      99,598.10
  24     07/05/01      11,593,242.32     64,247.97      35,350.13      99,598.10
  25     08/05/01      11,557,696.88     64,052.66      35,545.44      99,598.10
  26     09/05/01      11,521,955.05     63,856.27      35,741.83      99,598.10
  27     10/05/01      11,486,015.74     63,658.79      35,939.31      99,598.10
  28     11/05/01      11,449,877.88     63,460.24      36,137.86      99,598.10
  29     12/05/01      11,413,540.35     63,260.57      36,337.53      99,598.10
  30     01/05/02      11,377,002.07     63,059.82      36,538.28      99,598.10
  31     02/05/02      11,340,261.91     62,857.94      36,740.16      99,598.10
  32     03/05/02      11,303,318.76     62,654.95      36,943.15      99,598.10
  33     04/05/02      11,266,171.50     62,450.84      37,147.26      99,598.10
  34     05/05/02      11,228,819.00     62,245.60      37,352.50      99,598.10
  35     06/05/02      11,191,260.13     62,039.23      37,558.87      99,598.10
  36     07/05/02      11,153,493.75     61,831.72      37,766.38      99,598.10
  37     08/05/02      11,115,518.71     61,623.06      37,975.04      99,598.10
  38     09/05/02      11,077,333.85     61,413.24      38,184.86      99,598.10
  39     10/05/02      11,038,938.02     61,202.27      38,395.83      99,598.10
  40     11/05/02      11,000,330.04     60,990.12      38,607.98      99,598.10
  41     12/05/02      10,961,508.77     60,776.83      38,821.27      99,598.10
  42     01/05/03      10,922,473.00     60,562.33      39,035.77      99,598.10
  43     02/05/03      10,883,221.56     60,346.66      39,251.44      99,598.10
  44     03/05/03      10,843,753.26     60,129.80      39,468.30      99,598.10
  45     04/05/03      10,804,066.90     59,911.74      39,686.36      99,598.10
  46     05/05/03      10,764,161.28     59,692.48      39,905.62      99,598.10
  47     06/05/03      10,724,035.18     59,472.00      40,126.10      99,598.10
  48     07/05/03      10,683,687.37     59,250.29      40,347.81      99,598.10
  49     08/05/03      10,643,116.65     59,027.38      40,570.72      99,598.10
  50     09/05/03      10,602,321.78     58,803.23      40,794.87      99,598.10
  51     10/05/03      10,561,301.51     58,577.83      41,020.27      99,598.10
  52     11/05/03      10,520,054.59     58,351.18      41,246.92      99,598.10
  53     12/05/03      10,478,579.79     58,123.30      41,474.80      99,598.10
  54     01/05/04      10,436,875.84     57,894.15      41,703.95      99,598.10
  55     02/05/04      10,394,941.48     57,663.74      41,934.36      99,598.10
  56     03/05/04      10,352,775.44     57,432.06      42,166.04      99,598.10
  57     04/05/04      10,310,376.42     57,199.08      42,399.02      99,598.10
  58     05/05/04      10,267,743.14     56,964.82      42,633.28      99,598.10
  59     06/05/04      10,224,874.33     56,729.29      42,868.81      99,598.10
  60     07/05/04      10,181,768.67     56,492.44      43,105.66      99,598.10
  61     08/05/04      10,138,424.84     56,254.27      43,343.83      99,598.10
  62     09/05/04      10,094,841.54     56,014.80      43,583.30      99,598.10
  63     10/05/04      10,051,017.45     55,774.01      43,824.09      99,598.10
  64     11/05/04      10,006,951.23     55,531.88      44,066.22      99,598.10
  65     12/05/04      9,962,641.53      55,288.40      44,309.70      99,598.10
  66     01/05/05      9,918,087.03      55,043.60      44,554.50      99,598.10
  67     02/05/05      9,873,286.36      54,797.43      44,800.67      99,598.10
  68     03/05/05      9,828,238.17      54,549.91      45,048.19      99,598.10
  69     04/05/05      9,782,941.08      54,301.01      45,297.09      99,598.10
  70     05/05/05      9,737,393.73      54,050.75      45,547.35      99,598.10
  71     06/05/05      9,691,594.72      53,799.09      45,799.01      99,598.10
  72     07/05/05      9,645,542.68      53,546.06      46,052.04      99,598.10
  73     08/05/05      9,599,236.20      53,291.62      46,306.48      99,598.10
  74     09/05/05      9,552,673.89      53,035.79      46,562.31      99,598.10
  75     10/05/05      9,505,854.32      52,778.53      46,819.57      99,598.10
  76     11/05/05      9,458,776.07      52,519.85      47,078.25      99,598.10
  77     12/05/05      9,411,437.72      52,259.75      47,338.35      99,598.10
  78     01/05/06      9,363,837.81      51,998.19      47,599.91      99,598.10
  79     02/05/06      9,315,974.92      51,735.21      47,862.89      99,598.10
  80     03/05/06      9,267,847.58      51,470.76      48,127.34      99,598.10
  81     04/05/06      9,219,454.34      51,204.86      48,393.24      99,598.10
  82     05/05/06      9,170,793.72      50,937.48      48,660.62      99,598.10
  83     06/05/06      9,121,864.26      50,668.64      48,929.46      99,598.10
  84     07/05/06      9,072,664.47      50,398.31      49,199.79      99,598.10
  85     08/05/06      9,023,192.84      50,126.47      49,471.63      99,598.10
  86     09/05/06      8,973,447.87      49,853.13      49,744.97      99,598.10
  87     10/05/06      8,923,428.07      49,578.30      50,019.80      99,598.10
  88     11/05/06      8,873,131.91      49,301.94      50,296.16      99,598.10
  89     12/05/06      8,822,557.85      49,024.04      50,574.06      99,598.10
  90     01/05/07      8,771,704.39      48,744.64      50,853.46      99,598.10
  91     02/05/07      8,720,569.96      48,463.67      51,134.43      99,598.10
  92     03/05/07      8,669,153.01      48,181.15      51,416.95      99,598.10
  93     04/05/07      8,617,451.98      47,897.07      51,701.03      99,598.10
  94     05/05/07      8,565,465.31      47,611.43      51,986.67      99,598.10
  95     06/05/07      8,513,191.40      47,324.19      52,273.91      99,598.10
  96     07/05/07      8,460,628.68      47,035.38      52,562.72      99,598.10
  97     08/05/07      8,407,775.56      46,744.98      52,853.12      99,598.10
  98     09/05/07      8,354,630.43      46,452.97      53,145.13      99,598.10
  99     10/05/07      8,301,191.67      46,159.34      53,438.76      99,598.10
 100     11/05/07      8,247,457.66      45,864.09      53,734.01      99,598.10
 101     12/05/07      8,193,426.75      45,567.19      54,030.91      99,598.10
 102     01/05/08      8,139,097.34      45,268.69      54,329.41      99,598.10
 103     02/05/08      8,084,467.75      44,968.51      54,629.59      99,598.10
 104     03/05/08      8,029,536.33      44,666.68      54,931.42      99,598.10
 105     04/05/08      7,974,301.41      44,363.18      55,234.92      99,598.10
 106     05/05/08      7,918,761.33      44,058.02      55,540.08      99,598.10
 107     06/05/08      7,862,914.39      43,751.16      55,846.94      99,598.10
 108     07/05/08      7,806,758.90      43,442.61      56,155.49      99,598.10
 109     08/05/08      7,750,293.15      43,132.35      56,465.75      99,598.10
 110     09/05/08      7,693,515.41      42,820.36      56,777.74      99,598.10
 111     10/05/08      7,636,423.98      42,506.67      57,091.43      99,598.10
 112     11/05/08      7,579,017.13      42,191.25      57,406.85      99,598.10
 113     12/05/08      7,521,293.10      41,874.07      57,724.03      99,598.10
 114     01/05/09      7,463,250.14      41,555.14      58,042.96      99,598.10
 115     02/05/09      7,404,886.50      41,234.46      58,363.64      99,598.10
 116     03/05/09      7,346,200.40      40,912.00      58,686.10      99,598.10
 117     04/05/09      7,287,190.07      40,587.77      59,010.33      99,598.10
 118     05/05/09      7,227,853.69      40,261.72      59,336.38      99,598.10
 119     06/05/09      7,168,189.48      39,933.89      59,664.21      99,598.10
 120     07/05/09      7,108,195.62      39,604.24      59,993.86      99,598.10
 121     08/05/09      7,047,870.31      39,272.79      60,325.31      99,598.10
 122     09/05/09      6,987,211.70      38,939.49      60,658.61      99,598.10
 123     10/05/09      6,926,217.94      38,604.34      60,993.76      99,598.10
 124     11/05/09      6,864,887.19      38,267.35      61,330.75      99,598.10
 125     12/05/09      6,803,217.60      37,928.51      61,669.59      99,598.10
 126     01/05/10      6,741,207.28      37,587.78      62,010.32      99,598.10
 127     02/05/10      6,678,854.35      37,245.17      62,352.93      99,598.10
 128     03/05/10      6,616,156.92      36,900.67      62,697.43      99,598.10
 129     04/05/10      6,553,113.09      36,554.27      63,043.83      99,598.10
 130     05/05/10      6,489,720.94      36,205.95      63,392.15      99,598.10
 131     06/05/10      6,425,978.54      35,855.70      63,742.40      99,598.10
 132     07/05/10      6,361,883.97      35,503.53      64,094.57      99,598.10
 133     08/05/10      6,297,435.28      35,149.41      64,448.69      99,598.10
 134     09/05/10      6,232,630.51      34,793.33      64,804.77      99,598.10
 135     10/05/10      6,167,467.69      34,435.28      65,162.82      99,598.10
 136     11/05/10      6,101,944.85      34,075.26      65,522.84      99,598.10
 137     12/05/10      6,036,060.00      33,713.25      65,884.85      99,598.10
 138     01/05/11      5,969,811.13      33,349.23      66,248.87      99,598.10
 139     02/05/11      5,903,196.23      32,983.20      66,614.90      99,598.10
 140     03/05/11      5,836,213.29      32,615.16      66,982.94      99,598.10
 141     04/05/11      5,768,860.26      32,245.07      67,353.03      99,598.10
 142     05/05/11      5,701,135.11      31,872.95      67,725.15      99,598.10
 143     06/05/11      5,633,035.78      31,498.77      68,099.33      99,598.10
 144     07/05/11      5,564,560.20      31,122.52      68,475.58      99,598.10
 145     08/05/11      5,495,706.29      30,744.19      68,853.91      99,598.10
 146     09/05/11      5,426,471.97      30,363.78      69,234.32      99,598.10
 147     10/05/11      5,356,855.12      29,981.25      69,616.85      99,598.10
 148     11/05/11      5,286,853.65      29,596.63      70,001.47      99,598.10
 149     12/05/11      5,216,465.42      29,209.87      70,388.23      99,598.10
 150     01/05/12      5,145,688.29      28,820.97      70,777.13      99,598.10
 151     02/05/12      5,074,520.12      28,429.93      71,168.17      99,598.10
 152     03/05/12      5,002,958.74      28,036.72      71,561.38      99,598.10
 153     04/05/12      4,931,001.99      27,641.35      71,956.75      99,598.10
 154     05/05/12      4,858,647.68      27,243.79      72,354.31      99,598.10
 155     06/05/12      4,785,893.60      26,844.02      72,754.08      99,598.10
 156     07/05/12      4,712,737.57      26,442.07      73,156.03      99,598.10
 157     08/05/12      4,639,177.34      26,037.87      73,560.23      99,598.10
 158     09/05/12      4,565,210.71      25,631.47      73,966.63      99,598.10
 159     10/05/12      4,490,835.40      25,222.79      74,375.31      99,598.10
 160     11/05/12      4,416,049.18      24,811.88      74,786.22      99,598.10
 161     12/05/12      4,340,849.75      24,398.67      75,199.43      99,598.10
 162     01/05/13      4,265,234.84      23,983.19      75,614.91      99,598.10
 163     02/05/13      4,189,202.17      23,565.43      76,032.67      99,598.10
 164     03/05/13      4,112,749.42      23,145.35      76,452.75      99,598.10
 165     04/05/13      4,035,874.26      22,722.94      76,875.16      99,598.10
 166     05/05/13      3,958,574.37      22,298.21      77,299.89      99,598.10
 167     06/05/13      3,880,847.39      21,871.12      77,726.98      99,598.10
 168     07/05/13      3,802,690.97      21,441.68      78,156.42      99,598.10
 169     08/05/13      3,724,102.74      21,009.87      78,588.23      99,598.10
 170     09/05/13      3,645,080.31      20,575.67      79,022.43      99,598.10
 171     10/05/13      3,565,621.27      20,139.06      79,459.04      99,598.10
 172     11/05/13      3,485,723.23      19,700.06      79,898.04      99,598.10
 173     12/05/13      3,405,383.75      19,258.62      80,339.48      99,598.10
 174     01/05/14      3,324,600.40      18,814.75      80,783.35      99,598.10
 175     02/05/14      3,243,370.72      18,368.42      81,229.68      99,598.10
 176     03/05/14      3,161,692.25      17,919.63      81,678.47      99,598.10
 177     04/05/14      3,079,562.50      17,468.35      82,129.75      99,598.10
 178     05/05/14      2,996,978.98      17,014.58      82,583.52      99,598.10
 179     06/05/14      2,913,939.19      16,558.31      83,039.79      99,598.10
 180     07/05/14      2,830,440.60      16,099.51      83,498.59      99,598.10
 181     08/05/14      2,746,480.69      15,638.19      83,959.91      99,598.10
 182     09/05/14      2,662,056.89      15,174.30      84,423.80      99,598.10
 183     10/05/14      2,577,166.66      14,707.87      84,890.23      99,598.10
 184     11/05/14      2,491,807.41      14,238.85      85,359.25      99,598.10
 185     12/05/14      2,405,976.55      13,767.24      85,830.86      99,598.10
 186     01/05/15      2,319,671.47      13,293.02      86,305.08      99,598.10
 187     02/05/15      2,232,889.56      12,816.19      86,781.91      99,598.10
 188     03/05/15      2,145,628.18      12,336.72      87,261.38      99,598.10
 189     04/05/15      2,057,884.67      11,854.59      87,743.51      99,598.10
 190     05/05/15      1,969,656.38      11,369.81      88,228.29      99,598.10
 191     06/05/15      1,880,940.64      10,882.36      88,715.74      99,598.10
 192     07/05/15      1,791,734.74      10,392.20      89,205.90      99,598.10
 193     08/05/15      1,702,035.97       9,899.33      89,698.77      99,598.10
 194     09/05/15      1,611,841.62       9,403.75      90,194.35      99,598.10
 195     10/05/15      1,521,148.94       8,905.42      90,692.68      99,598.10
 196     11/05/15      1,429,955.19       8,404.35      91,193.75      99,598.10
 197     12/05/15      1,338,257.59       7,900.50      91,697.60      99,598.10
 198     01/05/16      1,246,053.37       7,393.88      92,204.22      99,598.10
 199     02/05/16      1,153,339.71       6,884.44      92,713.66      99,598.10
 200     03/05/16      1,060,113.81       6,372.20      93,225.90      99,598.10
 201     04/05/16       966,372.83        5,857.12      93,740.98      99,598.10
 202     05/05/16       872,113.94        5,339.21      94,258.89      99,598.10
 203     06/05/16       777,334.27        4,818.43      94,779.67      99,598.10
 204     07/05/16       682,030.95        4,294.78      95,303.32      99,598.10
 205     08/05/16       586,201.07        3,768.22      95,829.88      99,598.10
 206     09/05/16       489,841.73        3,238.76      96,359.34      99,598.10
 207     10/05/16       392,950.00        2,706.37      96,891.73      99,598.10
 208     11/05/16       295,522.95        2,171.05      97,427.05      99,598.10
 209     12/05/16       197,557.61        1,632.76      97,965.34      99,598.10
 210     01/05/17        99,051.01        1,091.50      98,506.60      99,598.10
 211     02/05/17          0.00            547.26       99,051.01      99,598.27





                                  EXHIBIT 1

                       FORM OF TRANSFEREE CERTIFICATION




Manufacturers and Traders
 Trust Company
One M&T Plaza, 7th Floor
Buffalo, New York 14203-2399


         Re: Agree Facility No. I, L.L.C. 6.63% Secured Notes Due February 5, 2017 under the Trust Mortgage, dated as of June __, 1999 (the "Indenture") from Agree Facility No. I, L.L.C. ("Owner") to Manufacturers and Traders Trust Company, as Trustee for the benefit of the Registered Owners of the Notes

Dear Sir/Madam:

         _________________________________________________ as registered holder ("Seller") intends to transfer the captioned Note to ("Purchaser"), for registration in the name of _____________________.

         1. In connection with such transfer and in accordance with Section
2.7 of the Indenture, the Seller hereby certifies the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Note under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Note a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

         2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Owner as follows:

         (a) The Purchaser understands that the Notes have not been and will not be registered under the 1933 Act in reliance upon the exemption provided in Section 4(2) of the 1933 Act or any other applicable exemption, that the Securities have not and will not be registered or qualified under the "Blue Sky" laws of any jurisdiction, that the Securities may be resold (which resale is not currently contemplated) or otherwise transferred only if so registered or qualified or if an exemption from registration or qualification is available.

         (b) The Purchaser is acquiring the Note for investment for its own account only and not for any other person.

         (c) The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Note and is able to bear the economic risk of such investment.

         (d) The Purchaser has received such information regarding the Note as the Purchaser has requested for the Note and has reviewed such material on its own behalf.

         (e) Neither the Purchaser nor any person acting on its behalf has made or shall make offers or sales of any of the Notes by means of any form of general solicitation or general advertising or in any other manner, or taken any other action which would constitute a distribution under the 1933 Act or which would render the disposition of the Notes a violation of Section 5 of the 1933 Act or require registration pursuant thereto. The Purchaser agrees that it will not offer or sell, Transfer (as defined below), assign, or otherwise dispose of the Notes or any interest therein except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and any applicable state securities laws and (2) in accordance with the provisions of the Indenture to which provision the Purchaser hereby agrees it is subject. The Purchaser further agrees that prior to any sale or other Transfer by the Purchaser of any of the Notes, the Purchaser shall obtain from the Transferee (as defined below) and deliver to the Trustee and Owner a duly executed Transferee Certificate substantially in the form attached to the Indenture as Exhibit 1. "Transfer" shall mean any transfer of any ownership interest, legal or beneficial, whether through a sale, pledge, assignment, option or any other method, and "Transferor," "Transferee," "Transferring" and "Transferred" shall have correlative meanings.

         (f) At least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by the Purchaser to pay the purchase price of the Note:

                  (i) if the Purchaser is an insurance company, either (i) the Source is a separate account that is maintained solely in connection with the Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account, or

                  (ii) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60, and the amount of reserves and liabilities for the contract(s) held by or on behalf of each employee benefit plan which has an interest in the Purchaser's general account as a contractholder, together with the amount of reserves and liabilities for the general account contracts held by or on behalf of any other such plan maintained by the same employer (or an affiliate thereof) or by the same employee organization, does not exceed 10% of the total reserves and liabilities of the Purchaser's general account plus surplus as determined pursuant to the provisions of Section I(a) of PTE 95-60; or

                  (ii) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as the Purchaser has disclosed to the Seller, the Trustee and the Owner in writing pursuant to this paragraph (f), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and
         (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph
         (f); or

                  (iv) the Source is a governmental plan; or

                  (v) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                  (vi) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         (g) The Purchaser is a "Qualified Institutional Buyer" under Rule 144A as an insurance company, defined in Section 2(13) of the Securities Act of 1933, as amended.

         (h) The Purchaser is an "Accredited Investor" within the meaning of Regulation D, Rule 501(a)(1), as an insurance company as defined in Section 2(13) of the 1933 Act.

         (i) The Purchaser is a U.S. person, as defined in Regulation S.

         3. The ownership by the Purchaser of the Note, or by the account for which the Purchaser exercises investment discretion, constitutes "beneficial ownership," as such term is used in Section 3 of the Investment Company Act of 1940, as amended (the "1940 Act"), by only one person. In making the representation contained in this paragraph, the Purchaser has taken into account the attribution rules prescribed in subparagraph (A) of Section 3(c)(1) of the 1940 Act.

         4. The Purchaser understands that there is no market for the Notes and that no assurance can be given as to the liquidity of the trading market for the Notes or that a trading market for the Notes will develop. Accordingly, the Purchaser must be prepared to hold the Notes for an indefinite period of time.

         5. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.




         IN WITNESS WHEREOF, each of the parties has caused this document to be executed by their duly authorized officers as of the date set forth below.

__________________________________          _________________________________
Seller                                      Purchaser

By:_______________________________          By: _____________________________
Name:                                 Name:
Title:                                      Title:
Taxpayer ID:                                Taxpayer ID:
Date:                                       Date:



                                  EXHIBIT 2

                           FORM OF NOTE ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers without representation or warranty, express or implied, and without recourse unto

---------------------------------------------------------------------------

Please insert Social Security or
Taxpayer Identification Number of Transferee
 ----------------------------
/---------------------------/


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code of transferee)


-----------------------------------------------------------------------------
the within 6.63% Secured Note, Due February 5, 2017 and all rights thereunder, and hereby irrevocably constitutes and appoints


-----------------------------------------------------------------------------
attorney to register the transfer of such Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ______________


Signature Guaranteed:


-------------------------------              --------------------------------
NOTICE: Signature(s) must                    NOTICE: The signature above
be guaranteed by a member                    must correspond with the name
or participant of a                          of the Registered Owner
signature guarantee program.                 of this Note.






State of ________________  )
                           ) ss.
County of ______________   )


         The foregoing instrument was acknowledged before me this _____ day of ______________, by __________________________ , of ___________________, a
________________, who is personally known to me or has produced his or her driver's license as identification.



                                ____________________________________________
                                Notary Public
                                Print Name _________________________________
                                My Commission Expires: _____________________
                                Commission No.: ____________________________




State of __________________ )
                            ) ss.
County of _________________ )


         On this, the ___ day of ___________, ____, before me, a Notary Public, personally appeared ____________________, who acknowledged himself to be _________________, of __________________, a ______________________and that he, as such _____________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his name as trustee.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      ___________________________________
                                      Notary Public
                                      My commission expires:_____________







                                  EXHIBIT 3

                          FORM OF NOTICE TO TRUSTEE


Manufacturers and Traders
 Trust Company
One M&T Plaza, 7th Floor
Buffalo, New York 14203-2399


Re:     Agree Facility No. I, L.L.C. 6.63% Secured Notes Due February 5, 2017

Dear Sir/Madam:

        Reference is hereby made to the Trust Mortgage, dated as of June __, 1999 (the "Indenture") from Agree Facility No. I, L.L.C.("Owner") to Manufacturers and Traders Trust Company, as trustee ("Trustee"). Capitalized terms used herein which are undefined shall have the meanings assigned to such terms in the Indenture.

        The undersigned Registered Owner hereby confirms to Trustee that it has approved the attached Performance Bond obtained by Owner pursuant to the Indenture.


                                             [_________________________]



                                             By:_______________________
                                             Name:
                                             Title:




                                  EXHIBIT 4

                             TRUSTEE FEE SCHEDULE


1.   $2500 initiation fee due at Closing (as defined in the Note Agreement)

2. $2500 annual fee payable in advance, the first such annual fee being due at Closing.





                         EXHIBIT 5 TO TRUST MORTGAGE


                                   OMITTED